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                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

[CONFIDENTIAL TREATMENT]

           FLEXTRONICS INTERNATIONAL MANUFACTURING SERVICES CONTRACT

This Manufacturing Agreement ("Agreement") is entered into this 1st day of March 2000 by and between Cabletron Systems, Inc., having a place of business at 35 Industrial Way, Rochester, New Hampshire, its Affiliates and any entities that become former Affiliates after the Effective Date (collectively referred to as "Customer") and Flextronics International USA, Inc, having its place of business at 2090 Fortune Drive, San Jose, California, Flextronics International Ireland, Ltd., having its place of business at Plassey Technological Park, Limerick, Ireland, and their Affiliates (collectively referred to as "Flextronics").

WHEREAS, Flextronics agrees to manufacture and sell to Customer certain Products and provide Customer with related services, and Customer agrees to purchase from Flextronics such Products, all subject to the terms and conditions of this Agreement;

NOW, THEREFORE, the Parties agree as follows:

1.0    DEFINITIONS

Adjusted Overhead             Shall mean the Overhead Per Product (the sum of
                              the Labor Cost and Non-Labor Overhead) calculated for each Quarter by decreasing the Labor Cost of the Product from the prior Quarter by five (5%) percent.

Adjusted Price                Shall have the meaning set forth in Section 12.3.

Affiliates                    Shall mean, with respect to any Party, any other
                              party directly or indirectly controlling, controlled by, or under common control with such Party. For purposes of this definition, "control", when used with respect to any party, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such party, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and
                              "controlled" have meanings correlative to the foregoing.


Asset Purchase Agreement      Shall mean the Asset Purchase Agreement executed
                              by the Parties on January 18, 2000.

Bill of Materials or BOM      Shall mean for each Product, the list of all
                              direct components used to manufacture that Product.

BOM Value                     For each Product on any specified date, the BOM
                              Value shall mean the weighted average of the prices reflected on the most recent invoices that Flextronics has received for each component on the BOM in Manufacturing Inventory as of that date.

BOM Value at Closing          Shall mean the value of Customer's Manufacturing
                              Inventory, calculated using the prices on the last invoice received before the Effective Date for the relevant components of Customer's Manufacturing
                              Inventory, with the inventory in the United States and the inventory in Ireland measured independently.

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Business Days                 Shall mean weekdays excluding, as applicable,
                              United States federal or Ireland national holidays when they are on or are celebrated on weekdays.

Effective Date                Shall mean the date of execution of this
                              Agreement.

End of Life                   Shall mean the announced date on which Customer
                              will no longer sell a Product to End Customers.

End Customers                 Shall mean Customer's customers.

Engineering Change Order      Shall mean a written request  for a change to
or ECO                        a Product's Manufacturing Specification.


First Rebate Period           Shall mean the Rebate Period starting on the
                              Effective Date and ending August 31, 2000,

Forecast                      Shall have the meaning set forth in Section 3.1.

Functional Specification      Shall mean, for each Product, Customer's written
                              specification of the minimum operating and performance characteristics for that Product.

Initial Overhead              Shall mean the Overhead Per Product as of the
                              Effective Date.

Initial Quarter               Shall mean the period from the Effective Date
                              until May 31, 2000.

Intellectual Property         Shall mean all patents, copyrights, trademarks,
Rights                        mask works, trade secrets and other intellectual
                              property rights.

Inventory Buffer Period       Shall mean, for class A Products:  2 weeks; for
                              class B Products: 4 weeks; and for class C and D
                              Products: 6 weeks.

Labor Cost                    Shall mean the allocation to each Product of
                              direct production labor expenses, including fringe benefits, and the expenses included in Exhibit F incurred by the Flextronics Product manufacturing organizations responsible for production, production control, process engineering, manufacturing training, test manufacturing engineering, documentation, quality, industrial engineering and vendor engineering. The Labor Cost for each Product during the Initial Quarter for the United States and Ireland is shown on Exhibit
                              A. The Parties shall agree to an allocation of Labor Cost to each new product added to Exhibit A during the Term of this Agreement.

Losses Shall mean all claims, demands, proceedings, losses, damages, obligations, liabilities, deficiencies, fines, costs, or expenses (including, without limitation, reasonable attorneys' fees).

Manufacturing Inventory       Shall mean the inventory of Materials and work-in-
                              process in connection with the manufacture of Products, but excluding Product Inventory.

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Manufacturing Specification   Shall mean, for each Product, Customer's written
                              specification of the technical and processing requirements for the development or manufacture of that Product, including a Bill of Materials, design specifications, ECOs, schematic drawings, assembly drawings, process documentation, test specifications, current revision number, revision history, workmanship and quality specification, the identification of required test equipment and a list of approved vendors of component parts.

Materials                     Shall mean the component line items on any
                              Product's Bill of Materials, which are
                              collectively assembled according to the
                              Manufacturing Specifications to produce that
                              Product.

Net Sales                     For a period, shall mean (x) the sum of (a) the
                              total amount invoiced to Customer for Products delivered in the period, (b) the total amount of any rebate pursuant to Section 12.6 for Rebate
                              Periods in that period, (c) any inventory fee imposed under Section 5.1 on Product Inventory held in that period, and (d) any other fees or payments (other than payments for Products) that Flextronics receives under this Agreement in the period; minus (y) any returns of Product in the period.

Non-Labor Overhead            Shall mean the allocation to each Product of
                              expenses incurred by the Flextronics organizations responsible for the purchasing, receiving and inspection of Materials, maintenance of Material stockrooms and the shipment of Products, and the following organizations that support the manufacture of Products: personnel, information services and finance and administration. The
                              Non-Labor Overhead for each Product during the Initial Quarter for the United States and Ireland is shown on Exhibit A. The Parties shall agree to an allocation of Non-Labor Overhead to each new product added to Exhibit A during the Term of this Agreement.

Operating Profit              Shall mean Flextronics' operating profit generated
                              from the manufacture and sale of Products to Customer during the relevant period. Operating
                              Profit shall be calculated consistent with Flextronics' past practices by deducting the following costs from Net Sales: net material cost, direct labor, production overhead, production support, manufacturing support, material overhead and SG&A. The calculation of Operating Profit shall not include any deduction for interest, taxes, sales and marketing expenses or any other corporate charges or allocations.

Overhead Per Product          Shall mean the sum of the Labor Cost and Non-Labor
                              Overhead allocated to each Product.

Packing Specifications        Shall mean, for each Product, Customer's written
                              specification of the minimum packaging and packing requirements for storing or shipping that Product.

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Parties                       Shall mean Flextronics and Customer, each of which
                              may be referred to as a "Party."

Products Those Customer products listed by model number on Exhibit A to this Agreement that Flextronics has purchased from Customer or will manufacture for Customer pursuant to the terms of this Agreement. The class (A, B, C or D) of each Product shall also be indicated on Exhibit A. Additional Customer products may be added to Exhibit A at any time during the term of this Agreement by written agreement of Customer and Flextronics.

Product Inventory             Shall mean the inventory of finished Products
                              manufactured by Flextronics in accordance with the Manufacturing Specifications.

Purchase Orders               Shall mean written purchase orders submitted to
                              Flextronics by Customer under this Agreement, each of which shall reference this Agreement and contain the model number of each Product, the quantity of each Product, the revision number, and delivery requirements including dates and ship-to locations.

Quarter Shall mean the three-month periods that comprise the quarters of Customer's fiscal year, with the respective Quarters commencing on the first days of March, June, September and December of each year.

Quarterly Review Meeting      Shall have the meaning set forth in Section 2.2.

Rebate Period                 Shall mean each of the following two-Quarter time
                              periods: (i) the Effective Date through August 31,
                              2000; (ii) September 1, 2000 through February 28,
                              2001; (iii) March 1, 2001 through August 31, 2001;
                              and (iv) September 1, 2001 through February 28,
                              2002.

Rebate Share                  Shall mean, for each Rebate Period, as follows:
                              (i) the Effective Date through August 31, 2000:
                              0.50; (ii) September 1, 2000 through February 28,
                              2001: 0.25; (iii) March 1, 2001 through August 31,
                              2001: 0.125; and (iv) September 1, 2001 through
                              February 28, 2002: 0.125.

Repair Fee Schedule           Shall have the meaning set forth in Section 13.9.

Repair Facilities             Shall mean (a) for Returned Products located in
                              the Americas, the Flextronics facility located in Rochester, New Hampshire, (b) for Returned
                              Products located outside the Americas, the Flextronics facility located in Ireland, or (c) any other Flextronics facility to which the parties mutually agree.

Repair Services               Shall mean revision level upgrade, refurbishment,
                              scrapping and other related Product repair support and maintenance services Flextronics will provide
                              Customer.

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Repair Warranty               Shall have the meaning set forth in Section 13.10.

Repair Warranty Period        The Repair Warranty Period for a Repaired Product
                              shall be the greater of (i) 90 days from Flextronics' delivery of the Repaired Product to Customer or to its End Customer or (ii) the remainder of the Product's original Warranty
                              Period.

Repaired Product              Shall mean a Returned Product on which Flextronics
                              has provided Repair Services and which is not scrapped before being returned to Customer or to its End Customer.

Repricing BOM Value           Shall mean the BOM Value as of the first day of
                              each Quarter after the Initial Quarter.

Repricing Notice              Shall have the meaning set forth in Section 12.3.

Returned Products             Shall mean Products which Customer has deemed are
                              in need of Repair Services.

Special Inventory             Shall have the meaning set forth in Section 3.5.

Standard Hours                Shall mean the industrial engineering time study
                              value measuring the time it takes to manufacture a Product, including: assembly and test, process, setup, and downtime.

Starting BOM Value            Shall mean the value of the Customer's
                              Manufacturing Inventory as of December 21, 1999, calculated using the prices on the last invoice received before December 21, 1999, for the relevant components of Customer's Manufacturing
                              Inventory, with the inventory in the United States and the inventory in Ireland measured independently.

Transition Services           Shall mean that period starting on the Effective
Period                        Date and ending on the earlier of (a) the
                              nine-month anniversary of the Effective Date or
                              (b) the date on which the Parties have
                              successfully completed the transition from
                              Customer's manufacturing ERP systems to
                              Flextronics' manufacturing ERP systems and their obligations under the Transition Services
                              Agreement (as defined in Section 5.9 of the Asset
                              Purchase Agreement).

Unique Materials              Shall mean Materials that are custom designed for
                              a Product or are not otherwise commercially usable or salable by Flextronics.

Volume Shipment Date          Shall mean the date on which Customer accepts a
                              Product for volume production and shipment of revenue units to End Customers.

Warranty Period               Unless otherwise agreed by the Parties, the
                              Warranty Period shall be the shorter of twelve
                              (12) months from the date the Product is delivered to an End Customer or fifteen (15) months from the date the Product is shipped to Customer.

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2.0  MANUFACTURING and RELATIONSHIP

2.1 MANUFACTURING. Flextronics agrees to manufacture Products according to the Manufacturing Specifications pursuant to Purchase Orders or changes thereto
issued by Customer and accepted by Flextronics.   All Products manufactured by
Flextronics under this Agreement shall be solely at the direction of and for sale to Customer.

2.2 QUARTERLY RELATIONSHIP REVIEWS. Flextronics and Customer agree that their representatives shall meet during the last month of each of Customer's Quarters within five (5) Business Days of Customer's receipt of the Repricing Notice, and more frequently if reasonably required, to review their relationship and performance under this Agreement ("Quarterly Review Meeting"). These reviews shall consider, among other things, Product pricing and price changes (as provided for in Section 12.3), Manufacturing Specifications, new products, Forecasts, Purchase Orders, and Materials procurement and inventory issues.

2.3 SCHEDULING COOPERATION. The Parties agree to use commercially reasonable efforts to adjust manufacturing load and scheduling among Flextronics' facilities to accommodate Cabletron's national and international Product and revenue requirements.

2.4 PREFERRED PROVIDER STATUS - FLEXTRONICS. Flextronics shall be Customer's preferred manufacturer of Products during the term of this Agreement provided that Flextronics continues to meet or exceed its price reduction, Product quality and delivery commitments contained in this Agreement. Flextronics shall also be the preferred provider of manufacturing services to Customer with regard to new products and those materials Flextronics is capable of manufacturing. Flextronics shall be invited to quote on all manufacturing opportunities for new products and materials Flextronics is capable of manufacturing, and will be selected provided that Flextronics' offer meets or exceeds the price, quality, delivery and other reasonable and unbiased criteria for acceptance established by the Customer for that opportunity and Flextronics' offer is at least as competitive based upon those criteria as any other bona fide quotation submitted by a third-party alternative provider. Flextronics agrees that in all quotations for the manufacture of new products Flextronics will offer Customer the best prices and terms that it offers other customers for comparable projected volumes. Notwithstanding the provisions of this Section, Customer reserves the unqualified right to have an appropriate amount of its products and materials Flextronics is capable of manufacturing manufactured internally or by third-party manufacturers.

2.5 MANUFACTURING TRANSFER. In the event that Customer decides during the term of this Agreement, for the purpose of dual-sourcing or otherwise, to have any Product manufactured internally or by a third-party manufacturer, Flextronics shall cooperate with Customer and provide reasonable assistance to effect the orderly and efficient transfer of the manufacturing of such Product from Flextronics to the Customer or a third party designated by the Customer. This cooperation and assistance shall include but not be limited to: (a) the return to Customer of relevant Manufacturing Specification materials or copies thereof, as appropriate; (b) the transfer of such Manufacturing Inventory and Special Inventory as Customer may request; and (c) the transfer of such Product specific tooling and equipment as Customer may request. Customer shall compensate Flextronics for all costs of such transfer and for any Manufacturing or Special Inventory in accordance with Section 4.3 and provide reasonable compensation to Flextronics for any Product specific tooling and equipment transferred pursuant to this Section.

2.6 PREFERRED PROVIDER STATUS - CUSTOMER. Customer shall be Flextronics' preferred provider of network products for internal use in all Flextronics' sites worldwide. Customer shall be invited to quote on all future sales opportunities for network products and will be selected provided that Customer's offer meets or exceeds the price, quality, delivery and other reasonable and unbiased criteria for acceptance established by Flextronics for that opportunity, including without limitation that there will be no adverse implications associated with the integration of Customer's product on Flextronics' existing wide area network, and Customer's offer is at least as competitive based upon those criteria as any other bona fide quotation submitted by a third-party alternative provider. Customer agrees that in all quotations for the

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sale of network products Customer will offer Flextronics the best prices and terms that it offers other customers for comparable projected volumes.

3.0  FORECASTS, PURCHASE ORDERS AND MATERIAL PROCUREMENT

3.1  FORECAST.  Each week, Customer shall provide Flextronics with a rolling six
(6) month Product order forecast, by week for the first thirteen (13) weeks and monthly for the following three (3) months ("Forecast").

3.2 PURCHASE ORDERS. Customer will issue Purchase Orders monthly for Products to be manufactured in the subsequent four (4) month period commencing on the date of the Purchase Order. All Purchase Orders shall be submitted to Flextronics at Flextronics' facility in either (i) Rochester, New Hampshire,
(ii) Limerick, Ireland, or (iii) any other Flextronics facility to which the Parties mutually agree. Purchase Orders shall be accepted by Flextronics, provided however that Flextronics may reject any Purchase Order (i) if Flextronics cannot reasonably obtain Materials necessary to fulfill a Purchase Order; (ii) if new and unique equipment is required to manufacture the Products; or (iii) if a Purchase Order in the aggregate exceeds the most recent Forecast by 10% for the first month, 20% for the second month, or 30% for the third month. Flextronics shall notify Customer of its rejection of any Purchase Order within five (5) Business Days of receipt of such order in writing, specifying the reason for its rejection and proposing reasonable alternatives.

3.3 The Parties agree that the terms and conditions contained in this Agreement shall prevail over any terms and conditions of any Purchase Order, acknowledgment form or other instrument.

3.4 Each accepted Purchase Order constitutes: (i) a commitment by Flextronics to manufacture the Products described in that Purchase Order; and (ii) an authorization from the Customer to Flextronics to procure, using standard purchasing practices, the Materials and labor necessary to manufacture the Products covered by that Purchase Order.

3.5 In addition, Customer authorizes Flextronics to purchase, in amounts beyond the amount necessary to fill accepted Purchase Orders, labor and Materials: (i) with lead times greater than ninety (90) days at the time the Purchase Order is placed ("Long Lead Time Components") plus 30 days to account for the order, shipment, receipt and manufacturing time and, (ii) purchased in quantities above the required amount for accepted Purchase Orders to achieve price targets ("Economic Order Inventory"), and (iii) purchased in excess of requirements for accepted Purchase Orders because of minimum lot sizes available from manufacturers ("Minimum Order Inventory"). Together these are called "Special Inventory". Flextronics may purchase Long Lead Time Components sufficient to meet all deliveries under the Purchase Orders and Product Forecast in effect at the time the order with the supplier is placed, and may reasonably purchase Minimum Order Inventory even if greater than the amount necessary to meet Purchase Orders and Product Forecast. Economic Order Inventory shall be purchased by Flextronics only with the prior approval of Customer. Flextronics will, from time to time, hold Long Lead Time Components and finished Products in inventory to increase Customer's sourcing flexibility. The components and quantities of all such inventory will be documented in a separate letter and signed by authorized representatives of both Flextronics and Customer.

4.0  SHIPMENTS, SCHEDULE CHANGE, CANCELLATION

4.1 SHIPMENTS. All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in accordance with Customer's Packing Specifications, marked for shipment to Customer's distribution center, or other agreed location, and delivered to a carrier or forwarding agent. Shipment will be F.O.B. Flextronics' facility at which time risk of loss and title will pass to Customer. All freight, insurance and other shipping expenses, as well as any special packing expenses not included in the price for the Products, will be paid by Customer. If the Product is source inspected by Customer prior to shipment, Customer will inspect goods within five (5) Business Days of its request date.

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4.2  QUANTITY INCREASES AND SHIPMENT SCHEDULE CHANGES.  For any accepted
Purchase Order, Customer may (i) increase the quantity of Products or (ii) reschedule the quantity of Products and their shipment date as follows:

    Maximum Allowable Variance From Purchase Order Quantities/Shipment Dates
    ------------------------------------------------------------------------

# of days before     Allowable   Maximum      Maximum
Shipment Date        Quantity    Reschedule   Reschedule/Cancelable
on Purchase Order    Increases   Quantity     Period
-------------------  ----------  -----------  -----------------------------
0-30                 30%         10%          Reschedule 30 days from original date
31-60                50%         25%          Reschedule 60 days from original date
61-90                75%         40%          Reschedule 90 days from original date
91-120               100%        100%         Cancelable, subject to the charges set forth in Section 4.3

All other changes in quantity or shipment date require Flextronics' prior written consent. Flextronics shall use reasonable commercial efforts to meet quantity increases. Allowable quantity increases are subject to Materials availability. If there are extra costs to meet a reschedule or increase, Flextronics will inform Customer for its acceptance and approval in advance. In order to minimize excess and obsolete inventory or to respond to End Customer requirements, Customer shall have the right to split Purchase Orders or schedule partial deliveries.

4.3 CANCELLATION. If Customer cancels any portion of Product quantity of an accepted Purchase Order, Customer will pay Flextronics for Products, Inventory, and Special Inventory affected by the cancellation as follows: (i) 100% of the contract price for all Product Inventory in Flextronics' possession, (ii) 104% of the cost of all Manufacturing Inventory and Special Inventory in Flextronics' possession and not returnable to the vendor or usable for other customers, whether in raw form or work in process, less the salvage value thereof, (iii) 104% of the cost of all Manufacturing Inventory and Special Inventory on order and not cancelable, (iv) any vendor cancellation charges incurred with respect to Manufacturing Inventory and Special Inventory accepted for cancellation or return by the vendor, and (v) expenses incurred by Flextronics related to labor and equipment specifically put in place to support Customer's Purchase Orders which expenses have been approved by Customer. Flextronics will use reasonable commercial efforts to return unused Manufacturing Inventory and Special Inventory to and to cancel pending orders for such inventory with its supplier, and to otherwise mitigate the amounts payable by Customer. Customer may, at its option, instruct Flextronics to ship, at Customer's expense, all or any portion of any Manufacturing Inventory or Special Inventory for which Customer has paid Flextronics to any location designated by Customer. Flextronics will notify Customer within five (5) Business Days of receipt of a cancellation if Customer will be charged any fees for a cancellation, and the Parties agree to cooperate in trying to reduce any such charges.

5.0  INVENTORY MANAGEMENT, DELIVERY AND ACCEPTANCE

5.1  PRODUCT INVENTORY MANAGEMENT.    Flextronics will maintain and manage
Customer's Product Inventory so as to accommodate Customer's Forecast and to provide a Product Inventory buffer at no additional charge. For any Product Inventory maintained and managed by Flextronics in excess of Customer's Forecast and the Product Inventory buffer because of Customer's failure to take delivery of Product in accordance with its forecast, Customer shall pay Flextronics an inventory fee of one (1%) percent of the Product price for two four-week periods and one five-week period during each Quarter, starting on the Effective Date. During each four or five week period, the inventory fee for each Product shall be based upon Customer's most recent Forecast and calculated as follows: (a) the weekly average of

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that forecasted amount will be taken, and that amount multiplied by the number of weeks in the Inventory Buffer Period to determine the maximum Product Inventory level, or Inventory buffer, for each week for each Product; (b) at the end of each week, the actual inventory held by Flextronics will be compared to the Inventory buffer for the week; (c) at the end of the four-week or five-week period, the difference between the actual inventory counts and the Inventory buffer for each Product at the end of each week are added together and, if the sum is a positive number, it is divided by the number of weeks in the period to determine the number of excess units of that Product; and (d) for each Product where the actual inventory exceeds the Inventory buffer, Customer shall pay Flextronics an inventory fee equal to one (1%) percent of the product of the excess units of that Product times the Product price [.01(excess units x unit price)]. A further illustration of this calculation is attached as Exhibit B. The sum of all inventory fees shall be payable by Customer net thirty days from the last day of each four-week period or five-week period.

5.2 AGED PRODUCT INVENTORY. Upon five (5) Business Days notice to Customer that Flextronics has held any Product Inventory for more than ninety (90) days, Flextronics may deliver such Product Inventory to Customer.

5.3 DELIVERY. Flextronics shall deliver Products to the Customer distribution center, or other agreed location, on the date specified in the applicable Purchase Order. Flextronics shall promptly notify Customer of any expected delays in meeting the delivery dates specified in each Purchase Order. Customer shall have the right to request an expedited shipment of affected Products, and Flextronics shall bear all incremental freight costs associated with the expedited shipment.

5.4 ACCEPTANCE. The Parties agree that the Products shall be deemed accepted upon delivery to Customer's facility.

6.0    ENGINEERING CHANGES

6.1 CUSTOMER SPONSORED CHANGES. Customer may request that Flextronics incorporate changes to the Manufacturing or Functional Specifications of a Product by issuing a written Engineering Change Order. Any such ECO will include a description of the proposed engineering change sufficient to permit Flextronics to evaluate its feasibility and cost. Flextronics shall use reasonable efforts to provide within five (5) days of receipt of an ECO a detailed response to the ECO including a specification of: (a) material exposure for scrap (Material procured and no longer usable); (b) material cost for new Material to be added; (c) labor cost by activity to be performed; (d) the proposed implementation date; and (e) the impact on the delivery schedule and pricing of the Product. Neither Party shall unreasonably withhold or delay agreement to an ECO and the Parties shall use all reasonable efforts to agree to, and implement at the earliest opportunity, ECO's relating to personal and Product safety. Until an ECO has been agreed to in writing, such ECO shall not become effective, and the Parties shall continue to perform their obligations under the then-effective specifications.

6.2 FLEXTRONICS SPONSORED CHANGES. Flextronics may notify Customer in writing of proposed ECOs no less than the lead time of the affected Materials plus thirty (30) days and will, if so requested, provide Customer with samples. The notification shall include the proposed Product changes, anticipated price changes and the proposed implementation date. Notification shall also include the appropriate documentation to support Customer's investigation of the impact of this proposal. Customer will review the feasibility of the implementation of the proposed ECO. If lead time or new costs are required for the ECO, lead time and new prices will be reviewed. Customer is to advise Flextronics of its decision with respect to the proposed ECO within ten (10) Business Days after receipt of Flextronics' written notification. No ECO's shall be made by Flextronics without Customer's prior written approval, which may be withheld in Customer's sole discretion.

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7.0  NEW PRODUCTS

7.1 NEW PRODUCT INTRODUCTION AND ACCEPTANCE. During the Transition Services Period, Flextronics will provide Customer with new product services, the cost of which services will be included in Non-Labor Overhead during that period only. Following the Transition Services Period, Flextronics will provide new product services in accordance with a mutually agreed on pricing schedule, an example of which is attached as Exhibit C. Before implementing any such schedule, the Parties agree to review and adjust Non-Labor Overhead, standard Product pricing and the new product services pricing schedule to ensure that Customer is not charged twice for such services and that the new product services pricing is industry competitive. When Customer, in Customer's discretion, determines that the Volume Shipment Date for a proposed new product has been achieved, that new product shall be considered a Product under the terms of this Agreement and all provisions applicable to the manufacture of any Product, including by not limited to pricing terms and Flextronics' warranties, shall thereafter apply to the manufacture of that Product, unless the Parties agree otherwise.

8.0   WARRANTIES

8.1  WARRANTY.  Except as provided in Section 8.2, Flextronics warrants to
                Customer that:

     (a) Each Product has been manufactured in a good workmanlike manner and in accordance with the Manufacturing Specifications;

     (b) All manufacturing services have been performed in compliance with all applicable laws, regulations or requirements of the country in which they are performed;


     (c) All Products delivered under this Agreement shall be free and clear of any liens or encumbrances, and at the time of delivery Flextronics shall have all rights necessary to transfer title to such Products to Customer;

     (d) The Products manufactured under this Agreement are new products and do not contain anything used, refurbished or reconditioned; and

     (e) All Materials are warranted to the extent warranted by the Materials vendor.


8.2 The warranty in Section 8.1 does not apply to (a) defects resulting from Customer's Manufacturing or Functional Specifications; (b) a Product that has been abused, damaged, altered in an unintended way by any person or entity after title passes to Customer; or (c) to any Materials consigned or supplied by Customer to Flextronics. Flextronics makes no warranty under Section 8.1(a) with respect to first articles, prototypes, pre-production units, test units or other similar Products. Notwithstanding anything else in this Agreement, Flextronics assumes no liability for or obligation related to the performance, accuracy, specifications, failure to meet specifications or defects of or due to tooling, designs or instructions produced or supplied by Customer and Customer shall be liable for costs or expenses incurred by Flextronics related thereto.

8.3 Upon any failure of a Product to comply with the above warranty during the Warranty Period, Flextronics' sole obligation, and Customer's sole remedy, is for Flextronics, at its option, to promptly repair or replace such unit and return it to Customer. Customer shall return Products covered by the warranty to Flextronics as set forth in Section 13.

8.4 FLEXTRONICS MAKES NO OTHER WARRANTIES ON THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER COMMUNICATION WITH CUSTOMER, AND FLEXTRONICS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

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9.0   QUALITY ASSURANCE

9.1 Flextronics agrees to manufacture Products in accordance with IPC 610B Acceptability of Electronic Assemblies, IPC 7717 Rework of Electronic Assemblies, and IPC 7721 Repair and Modification of Printed Circuit Boards and Electronic Assemblies and to conform to the requirements of ISO 9002 and, if it is not certified, become certified under ISO 9002 within ninety (90) days of the date first written above. Throughout each term of the Agreement, Flextronics shall, upon obtaining ISO 9OO2 certification, remain certified under ISO 9002 and also obtain any further quality certifications that Cabletron may reasonably request.

10.0  AGENCY CERTIFICATIONS

10.1 Customer is responsible for obtaining and maintaining any agency certifications for Products, including FCC, UL, and TUV certifications. Upon reasonable notice, Flextronics will allow access to and inspection of its manufacturing facilities to facilitate any applications for any such agency certifications.

11.0  QUALITY REPORTING AND FAILURE ANALYSIS

11.1 Flextronics will provide product test and final inspection quality reports on request by Customer. Flextronics agrees to provide failure analysis data and reports on request for rejected Products and Returned Products. The report must include the Product identification, failure description, verification process and any corrective and preventive action. Flextronics agrees to make every effort to provide the requested information within ten (10) Business Days of receipt of the Product. Flextronics will provide monthly reports of the Product return repairs containing return rates, no fault found rates, failure rates, and other information as mutually agreed.

12.0    PAYMENT TERMS, ADDITIONAL COSTS AND PRICE CHANGES

12.1  PRICE AND PAYMENT TERMS.

  (a) The prices for Products delivered in the Initial Quarter will be calculated in accordance with Section 12.2 and included in Exhibit A. As of the Effective Date, Exhibit A will reflect interim prices based upon agreed estimates of the BOM Value at Closing and the Initial Overhead for Products to be manufactured by Flextronics in the United States and in Ireland. On or before March 31, 2000, or such other date as the Parties may agree, Exhibit A will be amended to reflect prices for Products delivered in the Initial Quarter based upon the actual BOM Value at Closing and the Initial Overhead. As of the date on which Exhibit A is amended all outstanding Purchase Orders and invoices shall automatically be amended to reflect the revised pricing, and within ten (10) Business Days following the date on which Exhibit A is amended Customer will provide Flextronics with a reconciliation statement showing the net difference between prior payments for Products at the interim prices and the prices for Products reflected in Exhibit A as amended. The amount of the difference shall be paid by Customer to Flextronics or paid by Flextronics to Customer, as appropriate, within five (5) Business Days after the date of the reconciliation statement.

  (b) The prices for Products delivered in subsequent Quarters shall be calculated in accordance with Section 12.3, an example calculation of which is illustrated in Exhibit D. The prices for any supplemental services relating to new products shall be determined in accordance with Section 7.1, and the prices for any other supplemental services, e.g., special manufacturing or delivery requests, shall be negotiated and agreed by the Parties. Then-current Product prices will be stated on the Purchase Orders issued by Customer and accepted by Flextronics. All prices are exclusive of federal, state and local excise, sales, use and similar taxes, and any duties, and Customer shall be responsible for all such items. Payment for any Products, services or other costs to be paid by Customer hereunder is due five (5) days net from the date of invoice which shall be the day the Product is shipped pursuant to Section
  4.1 and shall be made in lawful U.S. currency by wire transfer in accordance with instructions provided from time to time by Flextronics. Customer agrees to pay 1.5% monthly interest on all payments past due more than thirty (30) days from the date of invoice. Furthermore, if

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  Customer is late with payments, or Flextronics has reasonable cause to believe
  Customer may not be able to pay, Flextronics may require prepayment or delay shipments or suspend work until assurances of payment satisfactory to Flextronics are received.

12.2 INITIAL PRICING. Prices for all Products delivered to Customer during the Initial Quarter shall be calculated as follows:

          For Products manufactured by Flextronics in the United States:

               Initial Price = (BOM Value at Closing + Initial Overhead) x .944

          For Products manufactured by Flextronics in Ireland:

               Initial Price = (BOM Value at Closing + Initial Overhead)

The Initial Price for all Products is included in Exhibit A.

12.3 QUARTERLY PRICE ADJUSTMENTS. Until the expiration of the initial term of this Agreement, prices for all Products delivered under this Agreement shall be adjusted at the beginning of each Quarter after the Initial Quarter, with the adjusted price for each Product calculated as follows:

          Adjusted Price = (Repricing BOM Value + Adjusted Overhead) x  100/95

provided that the Adjusted Price for each Product price shall never exceed the price for that Product in the prior Quarter, except to the extent that a higher price results because of market forces affecting the BOM Value that can be
confirmed by independent industry benchmarks.   Flextronics shall notify
Customer of its proposed Adjusted Price for a Quarter fifteen (15) days before the beginning of the Quarter (the "Repricing Notice"). Customer may require Flextronics to explain or provide documentation in support of the proposed Adjusted Price before the Quarterly Review Meeting, and the Parties shall negotiate in good faith any differences regarding the Adjusted Price for a Quarter at the Quarterly Review Meeting. The Adjusted Prices finally agreed to by the Parties shall apply to all Products delivered by Flextronics to Customer during that Quarter. An example calculation of the Adjusted Price for a Product is attached as Exhibit D.

12.4 VOLUME PRICE ADJUSTMENTS. The Parties agree that if in any Quarter after the Initial Quarter the total unit volume of Products delivered to Customer and the total Standard Hours used to manufacture such Products:

  (a) both decline to more than ten percent (10%) below the total unit volume of Products manufactured and the total Standard Hours used to manufacture such Products in the Initial Quarter, the Parties shall meet and negotiate in good faith increases in future Product prices or other mechanisms to compensate Flextronics for the underabsorbtion of Flextronics' manufacturing overhead expenses caused by the decline and not covered by product purchases by other customers; or

  (b) both increase to more than ten percent (10%) above the total unit volume of Products manufactured and the total Standard Hours used to manufacture such Products in the Initial Quarter, the Parties shall meet and negotiate in good faith reductions in future Product prices to provide Customer with the benefit of the overabsorbtion of Flextronics' manufacturing overhead expenses caused by the increase.

12.5  PAYMENT AT CLOSING.  Within thirty (30) days of the Effective Date,
Customer shall pay Flextronics an amount equal to fifty percent (50%) of:   (a)
the aggregate of the actual Bill of Materials values for all Products delivered by Customer to End Users between December 21, 1999, and the Effective Date; subtracted from (b) the aggregate Bill of Materials values for such Products calculated using the BOM Value as of December 21, 1999.

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12.6  PRODUCT PRICE SAVINGS REBATE.  Following the close of every Rebate Period, a Product price savings rebate shall be computed and invoiced to Customer. The rebate for a particular Rebate Period shall equal that Rebate Period's Rebate Share multiplied by the difference between (a) the total value of all Products delivered to Customer in the Rebate Period and (b) the total value of those Products had Customer paid (i) in the First Rebate Period, the Initial Price for those Products, or (ii) in the subsequent Rebate Periods, the price in effect for those Products on the day before the first day of the Rebate Period.
Customer agrees to pay any rebate within thirty (30) days of receipt of an invoice for the rebate. An example of such a calculation is shown in Exhibit G.

12.7 OPERATING PROFIT REBATE. Within thirty (30) days of the first anniversary of the Effective Date, Flextronics shall pay to Customer the amount of Flextronics' Operating Profit for that year that exceeds five percent (5%) of Net Sales for that year.

12.8 DISCLOSURE OF COST INFORMATION. Flextronics shall, subject to any relevant obligation of confidentiality, provide to Customer all information and documentation reasonably required by Customer with respect to BOM Value and Materials costs. Flextronics shall provide reasonable assurances to Customer that it is receiving the lowest cost for Materials charged by Flextronics to other similarly situated customers (based on volume, types of products and Materials, level of variance between forecasts, actual demand, manufacturing facility used, and other criteria to be mutually agreed upon).

12.9  Right to Review.   Customer shall, at its cost and expense, have the right
exercisable on a Quarterly basis upon ten (10) days' notice to Flextronics during Flextronics' normal business hours to review Flextronics' books and records relating to BOM Value and Materials costs and, for new products being considered for manufacture under this Agreement pursuant to Section 7.1, Labor Cost and Non-Labor Overhead, for the purpose of confirming those costs and the pricing methodology for the Products and all fees or charges payable. If Customer identifies any issues or concerns related to such costs and the determination hereunder of any price or fee, Customer shall provide a statement to Flextronics setting out in reasonable detail the nature of such issues or concerns. The Parties shall attempt to resolve the matters in dispute in a timely manner and make such adjustments, if any, to any price or fee as may be required. For certainty, Customer acknowledges and agrees that any right to review under this Section 12.9 may be limited by and is subject to any confidentiality obligations that Flextronics may have to its other customers.

13.0  REPAIR SERVICES


13.1 PROVISION OF REPAIR SERVICES. Flextronics shall supply Repair Services for all Returned Products sent by Customer or its designated agents to Flextronics' Repair Facilities. Returned Products shall be sent to Flextronics according to Customer's current process.

13.2 PREFERRED SUPPLIER STATUS. Flextronics shall be a Preferred Supplier of Customer's requirements for any Repair Services. "Preferred Supplier" shall mean that, provided Flextronics submits to Customer a quotation for such Repair Services that is at least as competitive (in terms of price, quality, delivery, performance and other standard benchmarks) as any other bona fide quotation(s) submitted by a third-party alternate Repair Service provider, the Customer shall place such business with Flextronics on a right of first refusal basis during the term of the Agreement. Flextronics acknowledges that this provision shall not apply to any Repair Services Customer elects, in its discretion, to perform internally.

13.3 MAXIMUM REPAIR PERIOD. Flextronics shall, unless otherwise instructed by the Customer, complete Repair Services for each Returned Product and, where applicable, ship the Repaired Product to the Customer or the End Customer within the number of Business Days after receipt of the Returned Product at the Flextronics' designated Repair Facility set forth below:

  (a)  End Customer Owned Repaired Product (RPR's):     10 Business Days
  (b)  Failure Analysis:                                10 Business Days
  (c)  All other Repaired Products:                     As mutually agreed by the Parties.


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13.4  SCRAP.  If Flextronics confirms that a Returned Product is identified on the Customer's scrap schedule or otherwise determines that a Returned Product should be scrapped, Flextronics shall notify Customer of its determination and of the serial and part numbers of the Returned Product. Flextronics shall thereafter send any such Returned Product to the location directed by Customer unless the Parties agree otherwise. Customer shall pay Flextronics a scrap handling fee as set forth in the Repair Fee Schedule for each Returned Product that Flextronics scraps, except for any Returned Product scrapped due to any damage the Returned Product incurs while Flextronics has the risk of loss for that Product.

13.5 PRODUCT SPECIFICATIONS. Customer shall provide Flextronics the Manufacturing, Functional and Packing Specifications for all Returned Products and such other information reasonably required by Flextronics to perform Repair Services on Returned Products. Customer shall be responsible for creating and maintaining all such Specifications through the fifth anniversary of the Product's End of Life.

13.6 OWNERSHIP AND RISK OF LOSS OF RETURNED PRODUCTS. All Returned Products shall be owned by the Customer or End Customer, as applicable, and held by Flextronics at the Repair Facility for the performance of Repair Services and, if applicable, then delivered to the Customer or End Customer following the performance of those services. Risk of loss for such Returned Products shall pass from the Customer to Flextronics upon delivery of such Returned Products to Flextronics; and risk of loss for Repaired Products shall pass from Flextronics to Customer upon delivery of such Repaired Products to Customer.

13.7  REPAIR COMMITMENTS. Flextronics shall:

  (a) For each Product, maintain support, repair and testing capabilities and necessary Repair Materials through the fifth anniversary of the Product's End of Life;

  (b) Maintain ownership of those Materials required to perform Repair Services; and

  (c) Provide quality reporting and failure analysis data to Customer as set forth in Section 11.0.

13.8 REPAIR SERVICE CHARGES. For Repair Services provided, Flextronics will charge Customer as follows:

(a)  In Warranty:

     (i)    If Repair Services were the result of a breach of warranty:
            no charge.
     (ii) If no breach of warranty is found: as set forth in the Repair Fee Schedule.
     (iii) For any failure analysis Customer requests: as mutually agreed by the Parties.

(b)  Out of Warranty:

     (i)    As set forth in the Repair Fee Schedule.

  (c) Customer shall ship all Returned Products to Flextronics on a pre-paid basis. If the Returned Product requires Repair Services that are the result of a breach of warranty, Flextronics shall reimburse Customer for the shipping charges Customer incurred in shipping that Returned Product to Flextronics.

13.9 PRICING FEE. For Returned Products or Repair Services not covered by warranty, Customer shall pay Flextronics as set forth in the Repair Fee Schedule. The initial Repair Fee Schedule is set forth in Exhibit E. At least once every six months following the Effective Date, Customer and Flextronics will review and renegotiate the Repair Fee Schedule. The Repair Fee Schedule will be structured as follows:

  (a) Product pricing fees will be broken out by Product family.

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  (b) Flextronics will utilize the Product's return history to determine pricing, volume, and mix.

  (c) The Product pricing fee may be a blended price or separate charge.

  (d) In determining Product pricing fees, the following categories will be considered:
      .  Repair
      .  Scrap
      .  Rework activity outside normal repairs - Quote individually
      .  Failure analysis
      .  Storage for holding material on Customer's behalf.
      .  Refurbishment
      .  No Trouble Found (NTF)
         .  Rotations
         .  Hourly Charge

The Parties agree to negotiate the cost and scope of any third party repair services as necessary.

13.10  REPAIR WARRANTY.

  (a) Scope of Warranty. Flextronics warrants that Repaired Products will comply with the warranties set forth in section 8.1(a) - 8.1(c) and 8.1(e) and that Flextronics will otherwise perform the Repair Services in a workmanlike manner ("Repair Warranty"). Flextronics will, without charge and as Flextronics may elect, replace or repair for Customer any Repaired Products for which Flextronics is in breach of the Repair Warranty, provided that (unless otherwise specifically agreed in writing for a particular Product):
  The defective Repaired Product is returned, freight charges prepaid, to the Flextronics' Repair Facility, within thirty (30) days following the expiration of the Repair Warranty Period; and Flextronics is notified of and provided details of the nature of such defective Repaired Product no later than five
  (5) Business Days following the expiration of the Repair Warranty Period.

  (b) Limitations.   The Repair Warranty shall not apply to:

     (i) Repaired Products that have been misused, modified, damaged, placed in an unsuitable physical or operating environment or maintained improperly.

     (ii) Any defect caused by the Customer or a third party or by an error or omission or design or other fault in any Manufacturing Specification.

13.11 REPAIR SERVICES FOLLOWING TERMINATION. Cabletron shall have the right to require Flextronics to continue to provide the Repair Services under Section 13 of this Agreement for up to one (1) year following the termination or expiration of this Agreement.

14.0  EPIDEMIC FAILURES, RECALLS

14.1 EPIDEMIC FAILURES. Each Party shall notify the other whenever it believes that an Epidemic Failure condition exists and shall provide the other Party with documentation supporting its belief. The Parties shall work together to (i) determine whether an Epidemic Failure condition actually exists and (ii) if one does, devise a comprehensive plan for responding to the condition that may include a preventive action plan, a logistics plan, and an allocation of costs. An "Epidemic Failure" shall mean a series of repeating failures or defects resulting in at least a 0.5% failure rate for the same Product or Material during any twelve-month period.

14.2 EPIDEMIC FAILURE OR RECALL RESOLUTION. Each Party shall promptly notify the other whenever it believes that any Product is or may be subject to recall. Following any such notice, the Parties shall work

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together and agree to determine whether a recall or other corrective action is necessary, to determine whether to cease shipping and manufacturing that Product, and to develop a recall or corrective action plan. If a recall or corrective action is necessary due to a breach by Flextronics of its warranty obligations under this Agreement, then any such recall or corrective action shall be made at Flextronics' expense. If a recall or corrective action is necessary due to a defect in the Manufacturing Specifications or Functional Specifications then any such recall or corrective action shall be made at Customer's expense.

14.3 CONTINUATION OF OBLIGATIONS. Flextronics' obligations under Sections 14.1 and 14.2 shall continue for one (1) year following the termination or expiration of this Agreement.

15.0  TERM AND TERMINATION

15.1 TERM. The term of this Agreement shall commence on the Effective Date and shall continue for two (2) years thereafter unless terminated as provided in this Agreement. After the expiration of the initial term (unless this Agreement has been terminated), this Agreement shall automatically renew for separate but successive one-year terms, unless one Party notifies the other in writing at least six (6) months before the expiration of the then-current term that it does not wish to renew the Agreement for a subsequent term.

15.2 TERMINATION FOR CAUSE. This Agreement may be terminated by either Party, at its discretion, immediately for cause upon notice to the other Party for the following:

  (a) the other Party makes a general assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of any of the other Party's assets;

  (b) the other Party ceases to carry on its business or operations;

  (c) a bankruptcy or similar petition is filed by or against the other Party, and in the case of an involuntary petition, the proceeding is not dismissed within sixty (60) Days; or

  (d) the other Party fails to perform any material obligation under this Agreement, and such failure is not cured within thirty (30) days of notice thereof.


15.3 OTHER TERMINATIONS. At any time after the first anniversary of the Effective Date, either Party may terminate this Agreement without cause by giving at least six (6) months written notice to the other Party, provided that if Cabletron gives such notice, it shall be considered a Triggering Event (as defined in Section 7.3 of the Asset Purchase Agreement). If any Triggering Event has occurred and Flextronics elects to exercise its Put Option, unless otherwise agreed by the Parties, this Agreement shall terminate either: (a) on the date of closing of Customer's purchase of the Repurchase Assets (as defined in Section
7.4 of the Asset Purchase Agreement) or (b) if Customer elects to make the lump sum payment in lieu of purchasing the Repurchase Assets, thirty (30) days after the date of Customer's election.

15.4 WINDING-DOWN OBLIGATIONS. Upon expiration or termination of this Agreement for any reason, Customer shall be responsible for the Product Inventory, Manufacturing Inventory, and Special Inventory in existence at the date of termination or expiration in the same manner as for cancellations as set
forth in Section 4.3.   Flextronics will take commercially reasonable steps to
reduce Customer's liability under said section. Following any expiration or termination of this Agreement, Flextronics shall cooperate with Customer and provide reasonable assistance to effect the orderly and efficient transfer of the manufacturing of Products from Flextronics to the Customer or a third party designated by the Customer and without disruption to the Customer's business ("Transfer Assistance"). Transfer Assistance shall include, but not be limited to: (a) the continued manufacture of Products by Flextronics after the termination or expiration date for a transition period and on terms mutually agreeable to the Parties; (b) the return to Customer of all Manufacturing Specification materials; (c) the transfer of all Product Inventory, Manufacturing Inventory, and Special Inventory for which Customer has compensated Flextronics; and (d) the transfer of any

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Product specific tooling and equipment. Customer shall be responsible for any other costs incurred by Flextronics in providing Transfer Assistance.

15.5 SURVIVAL. Notwithstanding the termination or expiration of this Agreement, Articles 8, 13, 14, 16, 17, 18, 19, 20, and 21 and Sections 15.4, 15.5, 22.2 - 22.10 shall survive said termination or expiration.

16.0   INTELLECTUAL PROPERTY

16.1 CUSTOMER OWNERSHIP. Except as set forth in Section 16.2 below, Customer shall exclusively own all right, title and interest to all Intellectual Property Rights related to the Products; to all manufacturing processes, know-how and other information and materials provided by Customer to Flextronics before and after the Effective Date of this Agreement to design, manufacture or test the Products; and to any Product specific tooling, including those Intellectual Property Rights that relate to any improvements in such Intellectual Property Rights that result from services rendered by Flextronics under this Agreement ("Assigned Inventions") and any other rights in any derivative works (collectively, "Customer IP"). Flextronics hereby irrevocably transfers and assigns to Customer all of Flextronics' right, title and interest to all Intellectual Property Rights in the Assigned Inventions. In addition, the Parties expressly agree to consider as works made for hire those works ordered or commissioned by Customer which qualify as such in accordance with the copyright laws. For all the Assigned Inventions, Flextronics agrees to provide documentation satisfactory to Customer to assure the conveyance of the Assigned Inventions to Customer. The Assigned Inventions shall be kept in confidence by Flextronics and shall be used by Flextronics only in performing this Agreement and may not be used by Flextronics for other purposes except upon such terms as may be agreed upon between the Parties in writing. Flextronics also agrees to acquire from its employees, agents and contractors, rights and covenants as to assure that Customer shall receive the rights provided for in this section. Upon the termination of this Agreement, Flextronics shall return to Customer or, in Customer's discretion, destroy all Product specific tooling in Flextronics possession, custody, or control.

16.2 FLEXTRONICS OWNERSHIP. Flextronics shall exclusively own all Intellectual Property Rights in all know-how, technology, processes, procedures, ideas and concepts developed by Flextronics or its employees, agents, affiliates or contractors related to manufacturing processes for products, and any modifications, enhancements, improvements to the manufacturing processes for products, any non-Product specific tooling and any other idea, design, concept, technique, invention or discovery related to the manufacture, testing, and design of products during the term of this Agreement ("Flextronics IP"). For the avoidance of doubt, (i) Customer shall retain all Intellectual Property Rights, including rights in any derivative works, to all manufacturing processes, know-how and other information and materials provided by Customer to Flextronics before and after the Effective Date of this Agreement to design, manufacture or test the Products, and (ii) Flextronics shall retain all Flextronics IP related to all manufacturing processes for products developed by Flextronics during the performance of this Agreement.

16.3 LICENSES. Customer hereby grants Flextronics a non-exclusive, non-transferable, royalty-free fully-paid license for the term of this Agreement to use the Customer IP, but solely for the purpose of manufacturing and servicing the Products for Customer. Flextronics hereby grants to Customer a perpetual, nonexclusive, royalty-free, fully-paid license to use any Flextronics IP necessary and essential for the manufacture or servicing of Products by or for Customer and to make, have made and distribute the Products manufactured or serviced using said necessary and essential Flextronics IP. Upon request from Customer, Flextronics shall provide Customer with such documents reasonably necessary for Customer to document and duplicate said Flextronics IP.

16.4 CUSTOMER TRADEMARKS. Customer authorizes Flextronics to affix and apply the Customer Trademarks to the Products as directed by Customer for the sole purpose of manufacturing the Products pursuant to this Agreement. Flextronics shall not use Customer Trademarks for any other purpose and only in such manner as to preserve all rights of Customer. Flextronics acquires no right to Customer Trademarks by its use and all uses by Flextronics of the Customer Trademarks will inure to Customer's sole benefit.

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As used herein, "Customer Trademarks" means those trademarks, trade names, service marks, slogans, designs, distinctive advertising, labels, logos, and other trade-identifying symbols as are or have been developed and used by Customer or any of its subsidiaries or affiliate companies and which Customer owns or has the right to use.

17.0  INDEMNIFICATION

17.1 PRODUCT LIABILITY INDEMNIFICATION BY FLEXTRONICS. Flextronics shall defend, indemnify and hold Customer, its officers, employees, and agents harmless against any and all Losses arising directly or indirectly as a result of, or relating to, a breach of its representations or warranties under this Agreement or its obligations under sections 22.1 or 22.10, except to the extent that any such Losses are due to the negligence or wrongful acts of the Customer, its officers, employees, or agents.

17.2 PRODUCT LIABILITY INDEMNIFICATION BY CUSTOMER. Customer shall defend, indemnify and hold Flextronics, its officers, employees, and agents harmless against any and all Losses arising directly or indirectly as a result of, or relating to, (a) defects in the Manufacturing and/or Functional Specifications for the Products or (b) Flextronics' complying with the Manufacturing Specifications, except to the extent that any such Losses are due to the negligence or wrongful acts of Flextronics, its officers, employees, or agents.

17.3 INTELLECTUAL PROPERTY INDEMNIFICATION BY FLEXTRONICS. Flextronics shall defend, indemnify and hold Customer harmless against any and all Losses, arising directly or indirectly as a result of, or relating to, any claim against Customer asserting a violation of any Intellectual Property Right resulting from or arising out of Flextronics' supply to Customer of the Products and Flextronics' performance of services under this Agreement unless such a claim arises directly and necessarily from compliance by Flextronics with the Manufacturing Specifications.

17.4 INTELLECTUAL PROPERTY INDEMNIFICATION BY CUSTOMER. Customer shall defend, indemnify and hold Flextronics harmless against any and all Losses, arising directly or indirectly as a result or, or relating to, any claim against Flextronics asserting a violation of any Intellectual Property Right resulting from or arising out of Flextronics' supply to Customer of the Products and Flextronics performance of services under this Agreement provided that such a claim arises directly and necessarily from compliance by Flextronics with the Manufacturing Specifications.

18.0  INSURANCE

18.1 COVERAGE. Each Party shall maintain the following insurance during the term of this Agreement.

  (a) Commercial General Liability, including blanket contractual liability, broad form property damage, products and completed operations, independent contractors and premises/operations with limits of not less than $1 million per occurrence, $2 million in the aggregate, and excess coverage for $9 million above those limits.

  (b) Electronics Errors & Omissions with limits of not less than $2 million.

  (c) Comprehensive Automobile Liability, including owned, non-owned and hired vehicles, with minimum limits of not less than $1 million per accident.

  (d) Worker's Compensation Insurance in amounts and coverages required under worker's compensation, disability and similar employee benefit laws applicable to the Employer's Liability insurance, with limits of not less than $500,000 or such higher amounts as may be required by law.

18.2 GENERAL. The above insurance shall be issued by an insurance company licensed to do business in New Hampshire with an A.M. Bests rating of A or better, shall name the other Party as an additional

                                    18 of 23

                                                                  EXECUTION COPY



insured on all policies except Worker's Compensation, shall provide that it is primary insurance and not excess over or contributory with any other valid, existing and applicable insurance covering the same loss carried by such Party, shall provide for severability of interests, shall further provide that an act or omission of one of the named insureds which would void or otherwise reduce coverage shall not reduce coverage for all claims based on acts, omissions, injury or damage which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period, and shall provide that the other Party will receive thirty (30) days written notice from the insurer prior to any cancellation or change of coverage provided that comparable insurance is not purchased from another carrier. Each Party shall deliver certificates of insurance evidencing such coverages to the other Party on or before the Effective Date, and thereafter at least fifteen (15) days before the expiration dates of expiring policies and, in the event either Party shall fail to procure such insurance, or to deliver such certificates, the other Party may, at its option, procure the same for the account of the other, and the cost thereof shall be paid to the Party who purchased such insurance within thirty (30) days after delivery of itemized bills therefore. A Party's compliance with the provisions of this section shall in no way limit its liability under any provisions of this Agreement.

19.0  LIABILITY LIMITS

19.1 NO OTHER LIABILITY. EXCEPT AS SET FORTH OTHERWISE IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE ARISING OUT OF THIS AGREEMENT OR THE SALE OF PRODUCTS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE, AND EVEN IF ANY OF THE LIMITED REMEDIES IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.

20.0   NOTICES

20.1 All notices, reports, requests, acceptances, and other communications required or permitted under this Agreement shall be in writing and shall reference this Agreement. They will be deemed delivered: (i) when delivered in person, (ii) when sent by confirmed telex, acknowledged facsimile or acknowledged e-mail except that the communications referred to in Article 15 and Sections 22.5 and 22.8 may not be sent by e-mail, (iii) one (1) Business Day after having been sent by commercial overnight courier with written verification of receipt, or (iv) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or upon actual receipt thereof, whichever occurs first. An acknowledged e-mail communication or fax shall be deemed to be a communication in writing. All communication will be sent to the receiving Party as follows or to such address that the receiving Party may designate pursuant to this Section.


     If to Flextronics for notices related to operations in the Americas:

                  Flextronics International USA, Inc.
                  2090 Fortune Drive
                  San Jose, California USA 95131

                  Attention: President
                  Fax No.:  408-428-0859

     with a copy to:
                  Attention: General Counsel
                  Fax No: 408-428-0859

     If to Flextronics for notices related to operations outside the Americas:

                                    19 of 23

                                                                  EXECUTION COPY


                  Flextronics International Ireland, Ltd.
                  Plassey Technological Park,
                  Limerick, Ireland.

                  Attention:

     with a copy to:

                  Flextronics International GmbH
                  Friesacher Strasse 3
                  9330 Althofen
                  Austria

                  Attention:  General Manager

     If to Customer:   CABLETRON SYSTEMS, INC.
                  35 Industrial Way
                  Rochester, NH
                  USA  03867

                  Attention:  Chief Financial Officer
                  Fax No.:  603-337-2388

     With a copy to:  Attention:  General Counsel
                  Fax No.:  603-337-3655

     With a copy to:   Ropes & Gray
                  One International Place
                  Boston, MA  02110

                  Attention:  Ivor Cary Armistead, III
                  Fax No.:  617-951-7050

21.0    CONFIDENTIAL INFORMATION

21.1 CONFIDENTIAL INFORMATION. "Confidential Information" means any information: (i) disclosed by one Party (the "Disclosing Party") to the other (the "Receiving Party"), which, if in written, graphic, machine-readable or other tangible form is marked as "Confidential" or "Proprietary"; (ii) which at the time it is disclosed is or should reasonably be known by the Receiving Party to be proprietary or confidential information of the Disclosing Party, or (iii) which is otherwise deemed to be "Confidential Information" by the terms of this Agreement. Notwithstanding the foregoing, Customer's Confidential Information shall include without limitation all Manufacturing or Functional Specifications of a Product, all Product order Forecasts, and all new product plans.

21.2 CONFIDENTIAL INFORMATION EXCLUSIONS. Confidential Information does not include information that the Receiving Party can demonstrate is: (i) now or hereafter, through no fault of the Receiving Party, in the public domain; (ii) known to the Receiving Party from a source without an obligation of confidentiality to the Disclosing Party; (iii) hereafter furnished to the Receiving Party by a third party as a matter of right and without restriction on disclosure; (iv) furnished to others by the Disclosing Party without restriction on disclosure; or (v) independently developed by the Receiving Party without use of the Disclosing Party's Confidential Information. Nothing in this Agreement shall prevent the Receiving Party from disclosing Confidential Information to the extent the Receiving Party is legally compelled to do so by

                                    20 of 23

                                                                  EXECUTION COPY


any government agency or court; provided, however, that before any such disclosure, the Receiving Party shall (a) assert the confidential nature of the Confidential Information; (b) immediately notify the Disclosing Party in writing of the order or request to disclose; and (c) cooperate fully with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of the compelled disclosure and protecting its confidentiality.

21.3 CONFIDENTIALITY OBLIGATION. The Receiving Party shall treat as confidential all of the Disclosing Party's Confidential Information and shall not use such Confidential Information except as expressly permitted under this Agreement. Without limiting the foregoing, the Receiving Party shall use the same degree of care and means that it utilizes to protect its own information of a similar nature, but in any event not less than reasonable care and means, to prevent the unauthorized use or the disclosure of such Confidential Information to third parties. The Confidential Information may be disclosed only to employees or contractors of the Receiving Party with a "need to know" who are instructed and agree not to disclose the Confidential Information and not to use the Confidential Information for any purpose, except as set forth herein. The Receiving Party shall have appropriate written agreements with any such employees or contractors sufficient to comply with the provisions of this Agreement.

21.4 CONFIDENTIALITY OF AGREEMENT Each Party agrees that the terms and conditions, but not the existence, of this Agreement will be treated as the other Party's Confidential Information and that no reference to the terms and conditions of this Agreement or to activities pertaining thereto may be made in any form of press release or public statement without first consulting with the other Party; provided, however, that each Party may disclose the terms and conditions of this Agreement: (i) as may be required by law; (ii) to legal counsel of the Parties; (iii) in connection with the requirements of an initial public offering or securities filing; (iv) in confidence, to accountants, banks, and financing sources and their advisors; (v) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vi) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

21.5 NO CONFIDENTIAL INFORMATION OF OTHER PARTIES. Each Party represents and warrants to the other that it has not used and shall not use in the course of its performance hereunder, and shall not disclose to the other, any confidential information of any third party, unless it is expressly authorized in writing by such third party to do so.

22.0    MISCELLANEOUS

22.1 COMPLIANCE WITH THE LAWS AND PERMITTING. Each Party agrees that its performance under this Agreement shall comply with all applicable laws. Flextronics shall, at its expense, obtain and maintain all necessary permits and licenses required for the operation of its manufacturing facilities and processes.

22.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated hereby and, except for the Asset Purchase Agreement, the other "Principal Agreements" described in the Asset Purchase Agreement, or as otherwise specifically stated, supersedes all prior agreements and understandings between the Parties relating to such transactions. In all respects, this Agreement shall govern, and any other documents including, without limitation, preprinted terms and conditions on Customer's Purchase Orders shall be of no effect. This Agreement will be deemed to have been drafted by both Parties.

22.3 AMENDMENTS. This Agreement may be amended only by written consent of both Parties, executed by their authorized representatives.

22.4 INDEPENDENT CONTRACTOR. Neither Party shall, for any purpose, be deemed to be an agent of the other Party and the relationship between the Parties shall only be that of independent contractors. Neither Party shall have any right or authority to assume or create any obligations or to make any representations

                                    21 of 23

                                                                  EXECUTION COPY


or warranties on behalf of any other Party, whether express or implied, or to bind the other Party in any respect whatsoever.

22.5 DISPUTE RESOLUTION. In the event of any dispute or disagreement with regard to the rights or obligations of the Parties under this Agreement or any transaction contemplated by it, the Parties shall use all reasonable efforts to settle the dispute or disagreement. If their initial efforts are unsuccessful, either Party may, upon written notice to the other, escalate the dispute or disagreement for review and discussion between their chief executive officers. The Parties agree that, except in the case of an action for preliminary relief to enjoin an infringement of an Intellectual Property Right or any other event that may cause irreparable injury, neither Party shall institute litigation with regard to any dispute or disagreement until at least thirty (30) days after the date of the notice escalating the dispute or disagreement to their chief executive officers. In the event a dispute between the Parties hereunder with respect to this Agreement must be resolved by litigation or other proceeding or a Party must engage an attorney to enforce its rights hereunder, the prevailing Party shall be entitled to receive reimbursement for all associated reasonable costs and expenses (including, without limitation, attorneys' fees) from the other Party.

22.6 CHOICE OF LAW AND JURISDICTION. Any action brought by Customer under this Agreement or with regard to actions taken pursuant to this Agreement shall be governed by and construed in accordance with the laws of the State of California, notwithstanding any contrary conflict of law or choice of laws principle, and shall be brought and maintained exclusively in the state or federal courts of the State of California. Any action brought by Flextronics under this Agreement or with regard to actions taken pursuant to this Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire, notwithstanding any contrary conflict of law or choice of laws principle, and shall be brought and maintained exclusively in the state or federal courts of the State of New Hampshire.

22.7 SUCCESSORS, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns and legal representatives. Neither Party shall have the right to assign or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other Party, not to be unreasonably withheld. Nothing in this section shall prohibit Customer from: (i) transferring rights and obligations under this Agreement to its Affiliates provided that such entities agree to be bound by the terms and conditions of this Agreement; or
(ii) transferring its rights and obligations under this Agreement to another entity that purchases all or substantially all of Customer's business, regardless of the nature of that transaction, so long as that entity agrees to be bound by the terms and conditions of this Agreement.

22.8 FORCE MAJEURE. In the event that either Party is prevented from performing or is unable to perform any of its obligations under this Agreement (other than a payment obligation) due to any Act of God, fire, casualty, flood, earthquake, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, or any other cause beyond the reasonable control of the Party invoking this section, and if such Party shall have used its commercially reasonable efforts to mitigate its effects, such Party shall give prompt written notice to the other Party, its performance shall be excused, and the time for the performance shall be extended for the period of delay or inability to perform due to such occurrences. Regardless of the excuse of Force Majeure, if such Party is not able to perform within ninety (90) days after such event, the other Party may terminate the Agreement and the provisions of Section
15.4 shall apply. Termination of this Agreement shall not affect the obligations of either Party, which exist as of the date of termination.

22.9 COUNTRY OF ORIGIN. For each Product purchased under this Agreement, Flextronics shall furnish Customer with all necessary country of origin (manufacture) certifications, by quantity and part number.

22.10 EXPORT CONTROLS. Flextronics shall comply will all United States and any applicable foreign law and regulations governing the export of technology and Products. Customer and Flextronics shall cooperate with one another, including providing all required documentation and information, to obtain all necessary government authorizations before exporting any technology or Products under this Agreement.

                                    22 of 23

                                                                  EXECUTION COPY


22.11 SUBCONTRACTING. Flextronics shall not have the right to sub-contract the performance of any of its obligations under this Agreement without the express written consent of Customer.

ACCEPTED AND AGREED TO:

CUSTOMER:                                   FLEXTRONICS INTERNATIONAL USA, INC.:

   /s/  David J. Kirkpatrick                    /s/    Michael McNamara
-------------------------------------------    ---------------------------------

By:     David J. Kirkpatrick                   By:     Michael McNamara
    ---------------------------------------       ------------------------------

Title:  Corporate Executive Vice President     Title:  President
       ------------------------------------          ---------------------------
       and Chief Financial Officer



                                        FLEXTRONICS INTERNATIONAL IRELAND, LTD.:

                                               /s/  James Rowan
                                              ----------------------------------

                                           By:      James Rowan
                                              ----------------------------------

                                           Title:   Director
                                                 -------------------------------


                                    23 of 23

                             CONFIDENTIAL TREATMENT

Asset Purchase Agreement Exhibit A
3/31/00

                                    Exhibit A
                                 Product Prices

United States

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)      (1)       (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Stackables          9602842          [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2E253-49R        [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2E42-27R         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2E42-27RDC       [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2E48-27R         [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 2E-BRACKET-KIT   [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2H23-50R         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2H252-25R        [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2H252-25RDC      [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2H253-25R        [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2H258-17R        [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 2000    2M46-04R         [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 2M-MPS-UGK       [*]     [*]      [*]      [*]      [*]       [*]       [*]
DNPG                3X-DEFPA-AC      [*]     [*]      [*]      [*]      [*]       [*]       [*]
DNPG                3X-DEFPA-DC      [*]     [*]      [*]      [*]      [*]       [*]       [*]
DNPG                3X-DEFPA-MC      [*]     [*]      [*]      [*]      [*]       [*]       [*]
DNPG                3X-DEFPA-UC      [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 6C105            [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 6C110            [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 6C205-2          [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 6C205-3          [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6E122-26         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6E123-50         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6E128-26         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6E132-25         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6E138-25         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6E233-49         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6H123-50         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6H202-24         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6H203-24         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6H252-17         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6H253-13         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6H258-17         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6H259-17         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6H262-18         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6H302-48         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6M146-04         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 6000    6SSRM-02         [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 8MB-FPM-UGK-60   [*]     [*]      [*]      [*]      [*]       [*]       [*]
Stackables          9052647E         [*]     [*]      [*]      [*]      [*]       [*]       [*]
SmartSwitch 9000    9A686-04         [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 9C114            [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 9C114-BS         [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 9C300-1          [*]     [*]      [*]      [*]      [*]       [*]       [*]
IN HOUSE CHASSIS/SU 9C300-1-BT-UGK   [*]     [*]      [*]      [*]      [*]       [*]       [*]
--------------------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+      Initial
                                     Overhead    Mat.                Non Labor  Initial    Initial     Factor
                                      Cost(2) Overhead(1)      SG&A  Overhead(2)Overhead   Overhead    0.944     Price US
  Product Name      Model No.                                   (1)                      (Total Cost)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Stackables          9602842             [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2E253-49R           [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2E42-27R            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2E42-27RDC          [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2E48-27R            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 2E-BRACKET-KIT      [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2H23-50R            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2H252-25R           [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2H252-25RDC         [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2H253-25R           [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2H258-17R           [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 2000    2M46-04R            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 2M-MPS-UGK          [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
DNPG                3X-DEFPA-AC         [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
DNPG                3X-DEFPA-DC         [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
DNPG                3X-DEFPA-MC         [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
DNPG                3X-DEFPA-UC         [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 6C105               [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 6C110               [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 6C205-2             [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 6C205-3             [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6E122-26            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6E123-50            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6E128-26            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6E132-25            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6E138-25            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6E233-49            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6H123-50            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6H202-24            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6H203-24            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6H252-17            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6H253-13            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6H258-17            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6H259-17            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6H262-18            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6H302-48            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6M146-04            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 6000    6SSRM-02            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 8MB-FPM-UGK-60      [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
Stackables          9052647E            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
SmartSwitch 9000    9A686-04            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 9C114               [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 9C114-BS            [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 9C300-1             [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
IN HOUSE CHASSIS/SU 9C300-1-BT-UGK      [*]        [*]          [*]      [*]        [*]       [*]          0.944       [*]
---------------------------------------------------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A

                                 Product Prices

United States

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)      (1)       (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
IN HOUSE CHASSIS/SU 9C500            [*]      [*]       [*]     [*]     [*]         [*]       [*]
IN HOUSE CHASSIS/SU 9C614            [*]      [*]       [*]     [*]     [*]         [*]       [*]
IN HOUSE CHASSIS/SU 9C706            [*]      [*]       [*]     [*]     [*]         [*]       [*]
IN HOUSE CHASSIS/SU 9C714            [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9E423-36         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9EFGH4-SMB1-UGK  [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9F206-BT-UGK     [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9F241-12         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9G536-04         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9H423-26         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9H531-17         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9H531-18         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9H531-24         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9H532-17         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9H532-18         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9H532-24         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9H533-24         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9H539-24         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9T125-08         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9T125-24         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    9T427-16         [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    ANIM-29/4        [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    ANIM-59/1        [*]      [*]       [*]     [*]     [*]         [*]       [*]
SmartSwitch 9000    ANIM-59/1LR      [*]      [*]       [*]     [*]     [*]         [*]       [*]
PIMs                APIM-29          [*]      [*]       [*]     [*]     [*]         [*]       [*]
PIMs                APIM-29LR        [*]      [*]       [*]     [*]     [*]         [*]       [*]
PIMs                APIM-67          [*]      [*]       [*]     [*]     [*]         [*]       [*]
IN HOUSE CHASSIS/SU CS-CHASSIS-CBT   [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSI6D-AA         [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSI6D-AA-128     [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSI6D-AA-SP6     [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSI6D-AB         [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSI6D-AB-128     [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSI6D-AB-SP6     [*]      [*]       [*]     [*]     [*]         [*]       [*]
IN HOUSE CHASSIS/SU CSIAP (9061019)  [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIAP-CA         [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIBD-AA         [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIBD-AA-128     [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIBD-AA-SC      [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIBD-AB         [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIBD-AB-128     [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIBD-AB-SC      [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIEB-AA         [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIED-AA         [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIED-AA-M07     [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIED-AA-SC      [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIED-AB         [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIED-AB-SC      [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIES-AA-C20     [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIES-AA-C50     [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIES-AA-LP      [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIES-AA-PT50    [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIES-AB-C50     [*]      [*]       [*]     [*]     [*]         [*]       [*]
Mobile(Ctron)       CSIES-AB-LP      [*]      [*]       [*]     [*]     [*]         [*]       [*]
-------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                        Labor &                                    Total       BOM+      Initial
                                       Overhead    Mat.                Non Labor  Initial    Initial     Factor
                                        Cost(2) Overhead(1)    SG&A  Overhead(2)  Overhead   Overhead    0.944     Price US
  Product Name      Model No.                                   (1)                      (Total Cost)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
IN HOUSE CHASSIS/SU 9C500                 [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
IN HOUSE CHASSIS/SU 9C614                 [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
IN HOUSE CHASSIS/SU 9C706                 [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
IN HOUSE CHASSIS/SU 9C714                 [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9E423-36              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9EFGH4-SMB1-UGK       [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9F206-BT-UGK          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9F241-12              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9G536-04              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9H423-26              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9H531-17              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9H531-18              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9H531-24              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9H532-17              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9H532-18              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9H532-24              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9H533-24              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9H539-24              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9T125-08              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9T125-24              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    9T427-16              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    ANIM-29/4             [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    ANIM-59/1             [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
SmartSwitch 9000    ANIM-59/1LR           [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
PIMs                APIM-29               [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
PIMs                APIM-29LR             [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
PIMs                APIM-67               [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
IN HOUSE CHASSIS/SU CS-CHASSIS-CBT        [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSI6D-AA              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSI6D-AA-128          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSI6D-AA-SP6          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSI6D-AB              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSI6D-AB-128          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSI6D-AB-SP6          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
IN HOUSE CHASSIS/SU CSIAP (9061019)       [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIAP-CA              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIBD-AA              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIBD-AA-128          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIBD-AA-SC           [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIBD-AB              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIBD-AB-128          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIBD-AB-SC           [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIEB-AA              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIED-AA              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIED-AA-M07          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIED-AA-SC           [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIED-AB              [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIED-AB-SC           [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIES-AA-C20          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIES-AA-C50          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIES-AA-LP           [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIES-AA-PT50         [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIES-AB-C50          [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
Mobile(Ctron)       CSIES-AB-LP           [*]       [*]         [*]       [*]       [*]        [*]        0.944          [*]
-----------------------------------------------------------------------------------------------------------------------------

                                   25 of 43

                             CONFIDENTIAL TREATMENT

                                    Exhibit A

                                 Product Prices

United States

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)         (1)      (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Mobile(Ctron)       CSIES-AB-PT50    [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIES-AB-C50     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Moblie(Ctron)       CSIES-AB-LP      [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIES-AB-PT50    [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSILD-AB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIWS-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIWS-AB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIWS-PS1        [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU CSX400-BT-UGK    [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU CTA-01           [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DECMR-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DECMR-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFAR-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFAR-SA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFGA-DA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFGA-EA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFHM-MX         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMI-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMI-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMI-SA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMR-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMR-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFP1-39         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFP1-55         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFP2-39         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFP2-55         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-AB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-AC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-DB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-DC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-MB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-UB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-UC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFXM-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFXM-SC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEHUA-CA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEHUB-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEHUB-BA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DELG1-UA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DELG9-UA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DELHE-UA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DELHG-UA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETAX-U3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETMI-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETMI-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETML-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETML-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETML-U3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETMM-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETPX-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETRX-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEWGB-SA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEWGF-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
--------------------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+      Initial
                                     Overhead    Mat.                Non Labor  Initial    Initial     Factor
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead    0.944     Price US
  Product Name      Model No.                                 (1)                        (Total Cost)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Mobile(Ctron)       CSIES-AB-PT50       [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Mobile(Ctron)       CSIES-AB-C50        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Moblie(Ctron)       CSIES-AB-LP         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Mobile(Ctron)       CSIES-AB-PT50       [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Mobile(Ctron)       CSILD-AB            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Mobile(Ctron)       CSIWS-AA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Mobile(Ctron)       CSIWS-AB            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Mobile(Ctron)       CSIWS-PS1           [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU CSX400-BT-UGK       [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU CTA-01              [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DECMR-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DECMR-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFAR-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFAR-SA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFGA-DA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFGA-EA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFHM-MX            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFMI-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFMI-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFMI-SA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFMR-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFMR-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFP1-39            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFP1-55            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFP2-39            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFP2-55            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFPA-AB            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFPA-AC            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFPA-DB            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFPA-DC            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFPA-MB            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFPA-UB            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFPA-UC            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFXM-AA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEFXM-SC            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEHUA-CA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEHUB-AA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEHUB-BA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DELG1-UA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DELG9-UA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DELHE-UA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DELHG-UA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DETAX-U3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DETMI-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DETMI-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DETML-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DETML-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DETML-U3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DETMM-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DETPX-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DETRX-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEWGB-SA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEWGF-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
---------------------------------------------------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A

                                 Product Prices

United States

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)        (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
DNPG                DEWGF-SA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEWGF-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEWGF-SA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEX2R-D3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEX2R-F3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEX2R-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEX2R-MB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEXBR-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEX2R-T3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEXBR-D3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEXBR-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEXBR-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEXBR-T3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEZ8R-RB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DLE02-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DLE52-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DMHUB-A3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVG-A3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVG-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVH-P          [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVH-P3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVH-PA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-EA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-EC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-FA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-FC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-GA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-GC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-HA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-HC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-NA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVW-UB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DSRVZ-MC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DVNCC-PA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartStack          ELS100-24TXG     [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartStack          ELS100-24TXM     [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartStack          ELS10-27TX       [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU EMC38-12         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU EMME6-FL-UGK     [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU EMME-UGKIT       [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                EPIM-100FX       [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                EPIM-100TX       [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                EPIM-F3          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                EPIM-T           [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU ESXMIM-BT-UGK    [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU FAS-02           [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU FDMMIM04-UGK     [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU FDMMIM-BT-UGK    [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          FE-100FX         [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                FPIM-00          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                FPIM-01          [*]    [*]       [*]      [*]     [*]        [*]         [*]
--------------------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+      Initial
                                     Overhead    Mat.                Non Labor  Initial    Initial     Factor
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead    0.944     Price US
  Product Name      Model No.                                 (1)                        (Total Cost)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
DNPG                DEWGF-SA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEWGF-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEWGF-SA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEX2R-D3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEX2R-F3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEX2R-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEX2R-MB            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEXBR-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEX2R-T3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEXBR-D3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEXBR-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEXBR-S3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEXBR-T3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DEZ8R-RB            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DLE02-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DLE52-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DMHUB-A3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVG-A3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVG-AA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVH-P             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVH-P3            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVH-PA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-EA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-EC            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-FA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-FC            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-GA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-GC            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-HA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-HC            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-NA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVW-UB            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DSRVZ-MC            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
DNPG                DVNCC-PA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SmartStack          ELS100-24TXG        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SmartStack          ELS100-24TXM        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SmartStack          ELS10-27TX          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU EMC38-12            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU EMME6-FL-UGK        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU EMME-UGKIT          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                EPIM-100FX          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                EPIM-100TX          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                EPIM-F3             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                EPIM-T              [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU ESXMIM-BT-UGK       [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU FAS-02              [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU FDMMIM04-UGK        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU FDMMIM-BT-UGK       [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          FE-100FX            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                FPIM-00             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                FPIM-01             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
---------------------------------------------------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A

                                 Product Prices
United States

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)        (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
PIMs                FPIM-02          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                FPIM-05          [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartStack          GES-16FX         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartStack          GESXM-GBIC-LX    [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartStack          GESXM-GBIC-SX    [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                GPIM-01          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                GPIM-08          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                GPIM-09          [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU H3105-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU H7265-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU H7894-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-A6DP        [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-F6          [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-FE6         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-G01         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-G09         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-SSA710      [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-SSA710-48   [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-SSA720-60   [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-SSR-600     [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-TM-UGK      [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-W6-BT-UGK   [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-W84         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-W85         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-W87         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          M8FM             [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          MCC-DFL          [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          MICROMMAC-24T    [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          NBR-220-BS       [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QA-5FVAB-H8      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QB-5MUAA-WA      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QB-5QMAA-WA      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-0MWAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-4YFAA-BA      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-4YFAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-4YGAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-4YJAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-5M2AA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-MQDAA-BA      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-MQDAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          SEH-24           [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          SEHI-24          [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-01NT      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-01SOL     [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-02NT      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-02SOL     [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-10SOL     [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SPEL-EVAL        [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SPEL-MGR         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SPEL-UGKIT       [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SS-16M-DRAM-UGK  [*]    [*]       [*]      [*]     [*]        [*]         [*]
--------------------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+      Initial
                                     Overhead    Mat.                Non Labor  Initial    Initial     Factor
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead    0.944     Price US
  Product Name      Model No.                                 (1)                        (Total Cost)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PIMs                FPIM-02             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                FPIM-05             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SmartStack          GES-16FX            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SmartStack          GESXM-GBIC-LX       [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SmartStack          GESXM-GBIC-SX       [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                GPIM-01             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                GPIM-08             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                GPIM-09             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU H3105-AA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU H7265-AA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU H7894-MA            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-A6DP           [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-F6             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-FE6            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-G01            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-G09            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-SSA710         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-SSA710-48      [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-SSA720-60      [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-SSR-600        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-TM-UGK         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-W6-BT-UGK      [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-W84            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-W85            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               HSIM-W87            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          M8FM                [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          MCC-DFL             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          MICROMMAC-24T       [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          NBR-220-BS          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QA-5FVAB-H8         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QB-5MUAA-WA         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QB-5QMAA-WA         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QM-0MWAA-BB         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QM-4YFAA-BA         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QM-4YFAA-BB         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QM-4YGAA-BB         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QM-4YJAA-BB         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QM-5M2AA-BB         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QM-MQDAA-BA         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU QM-MQDAA-BB         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          SEH-24              [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          SEHI-24             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU SFVLAN-01NT         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU SFVLAN-01SOL        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU SFVLAN-02NT         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU SFVLAN-02SOL        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU SFVLAN-10SOL        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU SPEL-EVAL           [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU SPEL-MGR            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU SPEL-UGKIT          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU SS-16M-DRAM-UGK     [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
---------------------------------------------------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A
                                 Product Prices



United States

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)        (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
HSIMs               SSA710-48        [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               SSA720-60        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-2-B-AA       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-500-CRS      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-500-VPN      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-520          [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-CRS      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-D        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-ECM      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-S        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-VPN      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-VPN+     [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-700-RCK-KIT  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-710-E1       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-710-T1       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-720-CRS      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-720-VPN      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-8            [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-CM2-64       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-GLX29-02-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-GSX21-02-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-HFX21-08-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-HTX12-08-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-HTX22-08-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-MPS-UGK      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-PS-8         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-RS-ENT       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-RS-UGK       [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          STH-24           [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          STH-44           [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          STHI-24          [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          STHI-44          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMS                SWPIM-BRI        [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMS                SWPIM-E1         [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMS                SWPIM-SY         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          TPFOT-2          [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU TRMM-BT-UGK      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU TRXI-FL-UGK      [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                VAPIM-31         [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                VAPIM-39LR       [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               VHSIM2-A6DP      [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               VHSIM-A6DP       [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               VHSIM-G02        [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               VHSIM-G6         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU WB-500           [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                WPIM-SY          [*]    [*]       [*]      [*]     [*]        [*]         [*]
-------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+      Initial
                                     Overhead    Mat.                Non Labor  Initial    Initial     Factor
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead    0.944     Price US
  Product Name      Model No.                                 (1)                        (Total Cost)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
HSIMs               SSA710-48           [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               SSA720-60           [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-2-B-AA          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-500-CRS         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-500-VPN         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-520             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-600-CRS         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-600-D           [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-600-ECM         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-600-S           [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-600-VPN         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-600-VPN+        [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-700-RCK-KIT     [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-710-E1          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-710-T1          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-720-CRS         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-720-VPN         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-8               [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-CM2-64          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-GLX29-02-AA     [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-GSX21-02-AA     [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-HFX21-08-AA     [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-HTX12-08-AA     [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-HTX22-08-AA     [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-MPS-UGK         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-PS-8            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-RS-ENT          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
SSR                 SSR-RS-UGK          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          STH-24              [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          STH-44              [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          STHI-24             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          STHI-44             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMS                SWPIM-BRI           [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMS                SWPIM-E1            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMS                SWPIM-SY            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
Stackables          TPFOT-2             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU TRMM-BT-UGK         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU TRXI-FL-UGK         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                VAPIM-31            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                VAPIM-39LR          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               VHSIM2-A6DP         [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               VHSIM-A6DP          [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               VHSIM-G02           [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
HSIMs               VHSIM-G6            [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
IN HOUSE CHASSIS/SU WB-500              [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
PIMs                WPIM-SY             [*]         [*]          [*]      [*]       [*]        [*]         0.944       [*]
---------------------------------------------------------------------------------------------------------------------------


                [*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                             CONFIDENTIAL TREATMENT

                                    Exhibit A
                                 Product Prices



United States

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)        (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+      Initial
                                     Overhead    Mat.                Non Labor  Initial    Initial     Factor
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead    0.944     Price US
  Product Name      Model No.                                 (1)                        (Total Cost)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


(1) These columns contain elements of Labor Cost or Non-Labor Overhead directly used to calculate a new product price.

(2) These columns are directly used to calculate Quarterly adjustments to a Product's price under Section 12.3.

Labor Cost is the sum of Direct Labor, Production Overhead, Production Support and Manufacturing Support.

Note: Direct Labor includes Direct Labor Fringe

Non-Labor Overhead is the sum of Material Overhead and SG&A.

Initial Overhead is the sum of Labor Cost and Non-Labor Overhead.

Initial Price in the US and Ireland is the sum of BOM Value at Closing and Initial Overhead.

                             CONFIDENTIAL TREATMENT

Asset Purchase Agreement Exhibit A
3/31/00

                                    Exhibit A
                                 Product Prices

Ireland

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)        (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Stackables          9602842          [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2E253-49R        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2E42-27R         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2E42-27RDC       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2E48-27R         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 2E-BRACKET-KIT   [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2H23-50R         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2H252-25R        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2H252-25RDC      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2H253-25R        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2H258-17R        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 2000    2M46-04R         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 2M-MPS-UGK       [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                3X-DEFPA-AC      [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                3X-DEFPA-DC      [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                3X-DEFPA-MC      [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                3X-DEFPA-UC      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 6C105            [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 6C110            [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 6C205-2          [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 6C205-3          [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6E122-26         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6E123-50         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6E128-26         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6E132-25         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6E138-25         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6E233-49         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6H123-50         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6H202-24         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6H203-24         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6H252-17         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6H253-13         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6H258-17         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6H259-17         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6H262-18         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6H302-48         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6M146-04         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 6000    6SSRM-02         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 8MB-FPM-UGK-60   [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          9052647E         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9A686-04         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 9C114            [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 9C114-BS         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 9C300-1          [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 9C300-1-BT-UGK   [*]    [*]       [*]      [*]     [*]        [*]         [*]
---------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+
                                     Overhead    Mat.                Non Labor  Initial    Initial
                                      Cost**  Overhead*    SG&A*    Overhead**  Overhead   Overhead   Price IRE
  Product Name      Model No.                                                            (Total Cost)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Stackables          9602842             [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2E253-49R           [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2E42-27R            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2E42-27RDC          [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2E48-27R            [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 2E-BRACKET-KIT      [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2H23-50R            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2H252-25R           [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2H252-25RDC         [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2H253-25R           [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2H258-17R           [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 2000    2M46-04R            [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 2M-MPS-UGK          [*]         [*]          [*]      [*]       [*]        [*]          [*]
DNPG                3X-DEFPA-AC         [*]         [*]          [*]      [*]       [*]        [*]          [*]
DNPG                3X-DEFPA-DC         [*]         [*]          [*]      [*]       [*]        [*]          [*]
DNPG                3X-DEFPA-MC         [*]         [*]          [*]      [*]       [*]        [*]          [*]
DNPG                3X-DEFPA-UC         [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 6C105               [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 6C110               [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 6C205-2             [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 6C205-3             [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6E122-26            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6E123-50            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6E128-26            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6E132-25            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6E138-25            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6E233-49            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6H123-50            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6H202-24            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6H203-24            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6H252-17            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6H253-13            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6H258-17            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6H259-17            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6H262-18            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6H302-48            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6M146-04            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 6000    6SSRM-02            [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 8MB-FPM-UGK-60      [*]         [*]          [*]      [*]       [*]        [*]          [*]
Stackables          9052647E            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9A686-04            [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 9C114               [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 9C114-BS            [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 9C300-1             [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 9C300-1-BT-UGK      [*]         [*]          [*]      [*]       [*]        [*]          [*]
----------------------------------------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A

                                 Product Prices

Ireland

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)      (1)       (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
IN HOUSE CHASSIS/SU 9C500            [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 9C614            [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 9C706            [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU 9C714            [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9E423-36         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9EFGH4-SMB1-UG   [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9F206-BT-UGK     [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9F241-12         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9G536-04         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9H423-26         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9H531-17         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9H531-18         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9H531-24         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9H532-17         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9H532-18         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9H532-24         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9H533-24         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9H539-24         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9T125-08         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9T125-24         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    9T427-16         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    ANIM-29/4        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    ANIM-59/1        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartSwitch 9000    ANIM-59/1LR      [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                APIM-29          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                APIM-29LR        [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                APIM-67          [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU CS-CHASSIS-CBT   [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSI6D-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSI6D-AA-128     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSI6D-AA-SP6     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSI6D-AB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSI6D-AB-128     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSI6D-AB-SP6     [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU CSIAP (9061019)  [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIAP-CA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIBD-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIBD-AA-128     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIBD-AA-SC      [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIBD-AB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIBD-AB-128     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIBD-AB-SC      [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIEB-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIED-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIED-AA-M07     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIED-AA-SC      [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIED-AB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIED-AB-SC      [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIES-AA-C20     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIES-AA-C50     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIES-AA-LP      [*]    [*]       [*]      [*]     [*]        [*]         [*]
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                        Labor &                                    Total       BOM+
                                       Overhead    Mat.                Non Labor  Initial    Initial
                                        Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead    Price IRE
  Product Name      Model No.                                   (1)                        (Total Cost)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
IN HOUSE CHASSIS/SU 9C500                   [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 9C614                   [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 9C706                   [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU 9C714                   [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9E423-36                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9EFGH4-SMB1-UG          [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9F206-BT-UGK            [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9F241-12                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9G536-04                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9H423-26                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9H531-17                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9H531-18                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9H531-24                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9H532-17                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9H532-18                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9H532-24                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9H533-24                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9H539-24                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9T125-08                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9T125-24                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    9T427-16                [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    ANIM-29/4               [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    ANIM-59/1               [*]         [*]          [*]      [*]       [*]        [*]          [*]
SmartSwitch 9000    ANIM-59/1LR             [*]         [*]          [*]      [*]       [*]        [*]          [*]
PIMs                APIM-29                 [*]         [*]          [*]      [*]       [*]        [*]          [*]
PIMs                APIM-29LR               [*]         [*]          [*]      [*]       [*]        [*]          [*]
PIMs                APIM-67                 [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU CS-CHASSIS-CBT          [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSI6D-AA                [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSI6D-AA-128            [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSI6D-AA-SP6            [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSI6D-AB                [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSI6D-AB-128            [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSI6D-AB-SP6            [*]         [*]          [*]      [*]       [*]        [*]          [*]
IN HOUSE CHASSIS/SU CSIAP (9061019)         [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIAP-CA                [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIBD-AA                [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIBD-AA-128            [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIBD-AA-SC             [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIBD-AB                [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIBD-AB-128            [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIBD-AB-SC             [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIEB-AA                [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIED-AA                [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIED-AA-M07            [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIED-AA-SC             [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIED-AB                [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIED-AB-SC             [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIES-AA-C20            [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIES-AA-C50            [*]         [*]          [*]      [*]       [*]        [*]          [*]
Mobile(Ctron)       CSIES-AA-LP             [*]         [*]          [*]      [*]       [*]        [*]          [*]
-------------------------------------------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A

                                 Product Prices

Ireland

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)        (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Mobile(Ctron)       CSIES-AA-PT50    [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIES-AB-C50     [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIES-AB-LP      [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIES-AB-PT50    [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSILD-AB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIWS-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIWS-AB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Mobile(Ctron)       CSIWS-PS1        [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU CSX400-BT-UGK    [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU CTA-01           [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DECMR-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DECMR-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFAR-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFAR-SA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFGA-DA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFGA-EA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFHM-MX         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMI-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMI-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMI-SA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMR-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFMR-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFP1-39         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFP1-55         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFP2-39         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFP2-55         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-AB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-AC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-DB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-DC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-MB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-UB         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFPA-UC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFXM-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEFXM-SC         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEHUA-CA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEHUB-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DEHUB-BA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DELG1-UA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DELG9-UA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DELHE-UA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DELHG-UA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETAX-U3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETMI-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETMI-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETML-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETML-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETML-U3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETMM-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETPX-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
DNPG                DETRX-S3         [*]    [*]       [*]      [*]     [*]        [*]         [*]
------------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+
                                     Overhead    Mat.                Non Labor  Initial    Initial
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead     Price IRE
  Product Name      Model No.                                 (1)                        (Total Cost)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Mobile(Ctron)       CSIES-AA-PT50       [*]         [*]          [*]      [*]       [*]        [*]             [*]
Mobile(Ctron)       CSIES-AB-C50        [*]         [*]          [*]      [*]       [*]        [*]             [*]
Mobile(Ctron)       CSIES-AB-LP         [*]         [*]          [*]      [*]       [*]        [*]             [*]
Mobile(Ctron)       CSIES-AB-PT50       [*]         [*]          [*]      [*]       [*]        [*]             [*]
Mobile(Ctron)       CSILD-AB            [*]         [*]          [*]      [*]       [*]        [*]             [*]
Mobile(Ctron)       CSIWS-AA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
Mobile(Ctron)       CSIWS-AB            [*]         [*]          [*]      [*]       [*]        [*]             [*]
Mobile(Ctron)       CSIWS-PS1           [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU CSX400-BT-UGK       [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU CTA-01              [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DECMR-MA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DECMR-S3            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFAR-S3            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFAR-SA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFGA-DA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFGA-EA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFHM-MX            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFMI-MA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFMI-S3            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFMI-SA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFMR-MA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFMR-S3            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFP1-39            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFP1-55            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFP2-39            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFP2-55            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFPA-AB            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFPA-AC            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFPA-DB            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFPA-DC            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFPA-MB            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFPA-UB            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFPA-UC            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFXM-AA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEFXM-SC            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEHUA-CA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEHUB-AA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DEHUB-BA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DELG1-UA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DELG9-UA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DELHE-UA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DELHG-UA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DETAX-U3            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DETMI-MA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DETMI-S3            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DETML-MA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DETML-S3            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DETML-U3            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DETMM-MA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DETPX-MA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
DNPG                DETRX-S3            [*]         [*]          [*]      [*]       [*]        [*]             [*]
------------------------------------------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A

                                 Product Prices

Ireland

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)        (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
DNPG                DEWGF-SA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEWGF-S3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEWGF-SA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEX2R-D3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEX2R-F3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEX2R-MA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEX2R-MB          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEXBR-S3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEX2R-T3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEXBR-D3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEXBR-MA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEXBR-S3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEXBR-T3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DEZ8R-RB          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DLE02-MA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DLE52-MA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DMHUB-A3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVG-A3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVG-AA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVH-P           [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVH-P3          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVH-PA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-EA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-EC          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-FA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-FC          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-GA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-GC          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-HA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-HC          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-NA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVW-UB          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DSRVZ-MC          [*]    [*]       [*]      [*]     [*]        [*]        [*]
DNPG                DVNCC-PA          [*]    [*]       [*]      [*]     [*]        [*]        [*]
SmartStack          ELS100-24TXG      [*]    [*]       [*]      [*]     [*]        [*]        [*]
SmartStack          ELS100-24TXM      [*]    [*]       [*]      [*]     [*]        [*]        [*]
SmartStack          ELS10-27TX        [*]    [*]       [*]      [*]     [*]        [*]        [*]
IN HOUSE CHASSIS/SU EMC38-12          [*]    [*]       [*]      [*]     [*]        [*]        [*]
IN HOUSE CHASSIS/SU EMME6-FL-UGK      [*]    [*]       [*]      [*]     [*]        [*]        [*]
IN HOUSE CHASSIS/SU EMME-UGKIT        [*]    [*]       [*]      [*]     [*]        [*]        [*]
PIMs                EPIM-100FX        [*]    [*]       [*]      [*]     [*]        [*]        [*]
PIMs                EPIM-100TX        [*]    [*]       [*]      [*]     [*]        [*]        [*]
PIMs                EPIM-F3           [*]    [*]       [*]      [*]     [*]        [*]        [*]
PIMs                EPIM-T            [*]    [*]       [*]      [*]     [*]        [*]        [*]
IN HOUSE CHASSIS/SU ESXMIM-BT-UGK     [*]    [*]       [*]      [*]     [*]        [*]        [*]
IN HOUSE CHASSIS/SU FAS-02            [*]    [*]       [*]      [*]     [*]        [*]        [*]
IN HOUSE CHASSIS/SU FDMMIM04-UGK      [*]    [*]       [*]      [*]     [*]        [*]        [*]
IN HOUSE CHASSIS/SU FDMMIM-BT-UGK     [*]    [*]       [*]      [*]     [*]        [*]        [*]
Stackables          FE-100FX          [*]    [*]       [*]      [*]     [*]        [*]        [*]
PIMs                FPIM-00           [*]    [*]       [*]      [*]     [*]        [*]        [*]
PIMs                FPIM-01           [*]    [*]       [*]      [*]     [*]        [*]        [*]
-----------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+
                                     Overhead    Mat.                Non Labor  Initial    Initial
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead     Price IRE
  Product Name      Model No.                                 (1)                        (Total Cost)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
DNPG                DEWGF-SA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEWGF-S3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEWGF-SA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEX2R-D3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEX2R-F3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEX2R-MA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEX2R-MB            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEXBR-S3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEX2R-T3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEXBR-D3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEXBR-MA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEXBR-S3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEXBR-T3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DEZ8R-RB            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DLE02-MA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DLE52-MA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DMHUB-A3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVG-A3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVG-AA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVH-P             [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVH-P3            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVH-PA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-EA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-EC            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-FA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-FC            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-GA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-GC            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-HA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-HC            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-NA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVW-UB            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DSRVZ-MC            [*]         [*]          [*]      [*]       [*]        [*]            [*]
DNPG                DVNCC-PA            [*]         [*]          [*]      [*]       [*]        [*]            [*]
SmartStack          ELS100-24TXG        [*]         [*]          [*]      [*]       [*]        [*]            [*]
SmartStack          ELS100-24TXM        [*]         [*]          [*]      [*]       [*]        [*]            [*]
SmartStack          ELS10-27TX          [*]         [*]          [*]      [*]       [*]        [*]            [*]
IN HOUSE CHASSIS/SU EMC38-12            [*]         [*]          [*]      [*]       [*]        [*]            [*]
IN HOUSE CHASSIS/SU EMME6-FL-UGK        [*]         [*]          [*]      [*]       [*]        [*]            [*]
IN HOUSE CHASSIS/SU EMME-UGKIT          [*]         [*]          [*]      [*]       [*]        [*]            [*]
PIMs                EPIM-100FX          [*]         [*]          [*]      [*]       [*]        [*]            [*]
PIMs                EPIM-100TX          [*]         [*]          [*]      [*]       [*]        [*]            [*]
PIMs                EPIM-F3             [*]         [*]          [*]      [*]       [*]        [*]            [*]
PIMs                EPIM-T              [*]         [*]          [*]      [*]       [*]        [*]            [*]
IN HOUSE CHASSIS/SU ESXMIM-BT-UGK       [*]         [*]          [*]      [*]       [*]        [*]            [*]
IN HOUSE CHASSIS/SU FAS-02              [*]         [*]          [*]      [*]       [*]        [*]            [*]
IN HOUSE CHASSIS/SU FDMMIM04-UGK        [*]         [*]          [*]      [*]       [*]        [*]            [*]
IN HOUSE CHASSIS/SU FDMMIM-BT-UGK       [*]         [*]          [*]      [*]       [*]        [*]            [*]
Stackables          FE-100FX            [*]         [*]          [*]      [*]       [*]        [*]            [*]
PIMs                FPIM-00             [*]         [*]          [*]      [*]       [*]        [*]            [*]
PIMs                FPIM-01             [*]         [*]          [*]      [*]       [*]        [*]            [*]
------------------------------------------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A

                                 Product Prices
Ireland

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)         (1)      (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
PIMs                FPIM-02          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                FPIM-05          [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartStack          GES-16FX         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartStack          GESXM-GBIC-LX    [*]    [*]       [*]      [*]     [*]        [*]         [*]
SmartStack          GESXM-GBIC-SX    [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                GPIM-01          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                GPIM-08          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                GPIM-09          [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU H3105-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU H7265-AA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU H7894-MA         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-A6DP        [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-F6          [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-FE6         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-G01         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-G09         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-SSA710      [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-SSA710-48   [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-SSA720-60   [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-SSR-600     [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-TM-UGK      [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-W6-BT-UGK   [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-W84         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-W85         [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               HSIM-W87         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          M8FM             [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          MCC-DFL          [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          MICROMMAC-24T    [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          NBR-220-BS       [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QA-5FVAB-H8      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QB-5MUAA-WA      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QB-5QMAA-WA      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-0MWAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-4YFAA-BA      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-4YFAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-4YGAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-4YJAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-5M2AA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-MQDAA-BA      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU QM-MQDAA-BB      [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          SEH-24           [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          SEHI-24          [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-01NT      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-01SOL     [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-02NT      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-02SOL     [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SFVLAN-10SOL     [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SPEL-EVAL        [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SPEL-MGR         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SPEL-UGKIT       [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU SS-16M-DRAM-UG   [*]    [*]       [*]      [*]     [*]        [*]         [*]
-----------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+
                                     Overhead    Mat.                Non Labor  Initial    Initial
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead     Price IRE
  Product Name      Model No.                                 (1)                        (Total Cost)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PIMs                FPIM-02             [*]         [*]          [*]      [*]       [*]        [*]             [*]
PIMs                FPIM-05             [*]         [*]          [*]      [*]       [*]        [*]             [*]
SmartStack          GES-16FX            [*]         [*]          [*]      [*]       [*]        [*]             [*]
SmartStack          GESXM-GBIC-LX       [*]         [*]          [*]      [*]       [*]        [*]             [*]
SmartStack          GESXM-GBIC-SX       [*]         [*]          [*]      [*]       [*]        [*]             [*]
PIMs                GPIM-01             [*]         [*]          [*]      [*]       [*]        [*]             [*]
PIMs                GPIM-08             [*]         [*]          [*]      [*]       [*]        [*]             [*]
PIMs                GPIM-09             [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU H3105-AA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU H7265-AA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU H7894-MA            [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-A6DP           [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-F6             [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-FE6            [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-G01            [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-G09            [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-SSA710         [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-SSA710-48      [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-SSA720-60      [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-SSR-600        [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-TM-UGK         [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-W6-BT-UGK      [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-W84            [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-W85            [*]         [*]          [*]      [*]       [*]        [*]             [*]
HSIMs               HSIM-W87            [*]         [*]          [*]      [*]       [*]        [*]             [*]
Stackables          M8FM                [*]         [*]          [*]      [*]       [*]        [*]             [*]
Stackables          MCC-DFL             [*]         [*]          [*]      [*]       [*]        [*]             [*]
Stackables          MICROMMAC-24T       [*]         [*]          [*]      [*]       [*]        [*]             [*]
Stackables          NBR-220-BS          [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QA-5FVAB-H8         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QB-5MUAA-WA         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QB-5QMAA-WA         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QM-0MWAA-BB         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QM-4YFAA-BA         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QM-4YFAA-BB         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QM-4YGAA-BB         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QM-4YJAA-BB         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QM-5M2AA-BB         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QM-MQDAA-BA         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU QM-MQDAA-BB         [*]         [*]          [*]      [*]       [*]        [*]             [*]
Stackables          SEH-24              [*]         [*]          [*]      [*]       [*]        [*]             [*]
Stackables          SEHI-24             [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU SFVLAN-01NT         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU SFVLAN-01SOL        [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU SFVLAN-02NT         [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU SFVLAN-02SOL        [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU SFVLAN-10SOL        [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU SPEL-EVAL           [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU SPEL-MGR            [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU SPEL-UGKIT          [*]         [*]          [*]      [*]       [*]        [*]             [*]
IN HOUSE CHASSIS/SU SS-16M-DRAM-UG      [*]         [*]          [*]      [*]       [*]        [*]             [*]
------------------------------------------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A
                                 Product Prices



Ireland

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)      (1)        (1)      (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
HSIMs               SSA710-48        [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               SSA720-60        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-2-B-AA       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-500-CRS      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-500-VPN      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-520          [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-CRS      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-D        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-ECM      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-S        [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-VPN      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-600-VPN+     [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-700-RCK-KIT  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-710-E1       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-710-T1       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-720-CRS      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-720-VPN      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-8            [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-CM2-64       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-GLX29-02-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-GSX21-02-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-HFX21-08-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-HTX12-08-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-HTX22-08-AA  [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-MPS-UGK      [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-PS-8         [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-RS-ENT       [*]    [*]       [*]      [*]     [*]        [*]         [*]
SSR                 SSR-RS-UGK       [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          STH-24           [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          STH-44           [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          STHI-24          [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          STHI-44          [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                SWPIM-BRI        [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                SWPIM-E1         [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                SWPIM-SY         [*]    [*]       [*]      [*]     [*]        [*]         [*]
Stackables          TPFOT-2          [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU TRMM-BT-UGK      [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU TRXI-FL-UGK      [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                VAPIM-31         [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                VAPIM-39LR       [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               VHSIM2-A6DP      [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               VHSIM-A6DP       [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               VHSIM-G02        [*]    [*]       [*]      [*]     [*]        [*]         [*]
HSIMs               VHSIM-G6         [*]    [*]       [*]      [*]     [*]        [*]         [*]
IN HOUSE CHASSIS/SU WB-500           [*]    [*]       [*]      [*]     [*]        [*]         [*]
PIMs                WPIM-SY          [*]    [*]       [*]      [*]     [*]        [*]         [*]
-------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+
                                     Overhead    Mat.                Non Labor  Initial    Initial
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead   Price IRE
  Product Name      Model No.                                 (1)                        (Total Cost)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
HSIMs               SSA710-48           [*]         [*]          [*]      [*]       [*]        [*]           [*]
HSIMs               SSA720-60           [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-2-B-AA          [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-500-CRS         [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-500-VPN         [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-520             [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-600-CRS         [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-600-D           [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-600-ECM         [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-600-S           [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-600-VPN         [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-600-VPN+        [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-700-RCK-KIT     [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-710-E1          [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-710-T1          [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-720-CRS         [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-720-VPN         [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-8               [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-CM2-64          [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-GLX29-02-AA     [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-GSX21-02-AA     [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-HFX21-08-AA     [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-HTX12-08-AA     [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-HTX22-08-AA     [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-MPS-UGK         [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-PS-8            [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-RS-ENT          [*]         [*]          [*]      [*]       [*]        [*]           [*]
SSR                 SSR-RS-UGK          [*]         [*]          [*]      [*]       [*]        [*]           [*]
Stackables          STH-24              [*]         [*]          [*]      [*]       [*]        [*]           [*]
Stackables          STH-44              [*]         [*]          [*]      [*]       [*]        [*]           [*]
Stackables          STHI-24             [*]         [*]          [*]      [*]       [*]        [*]           [*]
Stackables          STHI-44             [*]         [*]          [*]      [*]       [*]        [*]           [*]
PIMs                SWPIM-BRI           [*]         [*]          [*]      [*]       [*]        [*]           [*]
PIMs                SWPIM-E1            [*]         [*]          [*]      [*]       [*]        [*]           [*]
PIMs                SWPIM-SY            [*]         [*]          [*]      [*]       [*]        [*]           [*]
Stackables          TPFOT-2             [*]         [*]          [*]      [*]       [*]        [*]           [*]
IN HOUSE CHASSIS/SU TRMM-BT-UGK         [*]         [*]          [*]      [*]       [*]        [*]           [*]
IN HOUSE CHASSIS/SU TRXI-FL-UGK         [*]         [*]          [*]      [*]       [*]        [*]           [*]
PIMs                VAPIM-31            [*]         [*]          [*]      [*]       [*]        [*]           [*]
PIMs                VAPIM-39LR          [*]         [*]          [*]      [*]       [*]        [*]           [*]
HSIMs               VHSIM2-A6DP         [*]         [*]          [*]      [*]       [*]        [*]           [*]
HSIMs               VHSIM-A6DP          [*]         [*]          [*]      [*]       [*]        [*]           [*]
HSIMs               VHSIM-G02           [*]         [*]          [*]      [*]       [*]        [*]           [*]
HSIMs               VHSIM-G6            [*]         [*]          [*]      [*]       [*]        [*]           [*]
IN HOUSE CHASSIS/SU WB-500              [*]         [*]          [*]      [*]       [*]        [*]           [*]
PIMs                WPIM-SY             [*]         [*]          [*]      [*]       [*]        [*]           [*]
----------------------------------------------------------------------------------------------------------------


                [*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                             CONFIDENTIAL TREATMENT

                                    Exhibit A
                                 Product Prices



Ireland

-------------------------------------------------------------------------------------------------
                                          Std Hour  BOM Val. Direct   Prod.      Prod.     Mfg
  Product Name      Model No.      Volume   Time   At Close  Labor  Overhead   Support   Support
                                                              (1)     (1)        (1)       (1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                      Labor &                                    Total       BOM+
                                     Overhead    Mat.                Non Labor  Initial    Initial
                                      Cost(2) Overhead(1)    SG&A   Overhead(2) Overhead   Overhead      Price IRE
  Product Name      Model No.                                 (1)                        (Total Cost)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


(1) These columns contain elements of Labor Cost or Non-Labor Overhead directly used to calculate a new product price.

(2) These columns are directly used to calculate Quarterly adjustments to a Product's price under Section 12.3.

Labor Cost is the sum of Direct Labor, Production Overhead, Production Support and Manufacturing Support.

Note: Direct Labor includes Direct Labor Fringe

Non-Labor Overhead is the sum of Material Overhead and SG&A.

Initial Overhead is the sum of Labor Cost and Non-Labor Overhead.

Initial Price in the US and Ireland is the sum of BOM Value at Closing and Initial Overhead.

                                    Exhibit B

                          Calculation of Inventory Fee
                          ----------------------------

Determination of 1% Inventory Fee for Product A (Inventory Buffer Period for Product is 2 weeks) for a four-week period:

                      Week 1        Week 2            Week 3             Week 4
Forecast               200           175               160                165


Weekly Average is: 700 divided by 4 = 175


Inventory buffer:      175 x 2 = 350


                      Week 1        Week 2            Week 3             Week 4
Actual Inventory       300           200               450                500
on Hand


Maximum Weekly         350           350               350                350
Prod. Inv. Level


Excess                 -50          -150               100                150

1% Inventory Fee for the four-week period (based upon Product unit price of $350):

     50/4 x$350 x .01 =$43.75

                                    Exhibit C

             Sample New Product and Other Services Pricing Schedule
             ------------------------------------------------------

Materials
Mark-up: 20%
Assembly Price Schedule

--------------------------------------------------------------------------------------------------------
                              Assembly Price Matrix
--------------------------------------------------------------------------------------------------------
                                       Price Per Passive Device Placement
--------------------------------------------------------------------------------------------------------
                                 3 DAY TURN        5 DAY TURN    10 DAY TURN
--------------------------------------------------------------------------------------------------------
Board Lot Size
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                       2 to 24  $0.38 - $0.45    $0.33 - $0.39  $0.25 - $0.30
--------------------------------------------------------------------------------------------------------
                      25 TO 49  $0.33 - $0.41    $0.29 - $0.35  $0.22 - $0.27
--------------------------------------------------------------------------------------------------------
                      50 TO 99  $0.29 - $0.36    $0.25 - $0.31  $0.19 - $0.24
--------------------------------------------------------------------------------------------------------
                    100 TO 249  $0.24 - $0.32    $0.21 - $0.27  $0.16 - $0.21
--------------------------------------------------------------------------------------------------------
                    250 TO 499  $0.20 - $0.27    $0.17 - $0.23  $0.13 - $.018
--------------------------------------------------------------------------------------------------------
                    500 TO 999  $0.15 - $0.23    $0.13 - $0.20  $0.10 - $0.15
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                      Price Per Active/Handload Device Placement
--------------------------------------------------------------------------------------------------------
                                 3 DAY TURN       5 DAY TURN     10 DAY TURN
--------------------------------------------------------------------------------------------------------
Board Lot Size
--------------------------------------------------------------------------------------------------------
                       2 to 24  $0.75 - $0.90    $0.65 - $0.78  $0.50 - $0.60
--------------------------------------------------------------------------------------------------------
                      25 TO 49  $0.66 - $0.81    $0.57 - $0.70  $0.44 - $0.54
--------------------------------------------------------------------------------------------------------
                      50 TO 99  $0.57 - $0.72    $0.49 - $0.62  $0.38 - $0.48
--------------------------------------------------------------------------------------------------------
                    100 TO 249  $0.48 - $0.63    $0.42 - $0.55  $0.32 - $0.42
--------------------------------------------------------------------------------------------------------
                    250 TO 499  $0.39 - $0.54    $0.34 - $0.47  $0.26 - $0.36
--------------------------------------------------------------------------------------------------------
                    500 TO 999  $0.30 - $0.45    $0.26 - $0.39  $0.20 - $0.30
--------------------------------------------------------------------------------------------------------
                                 Note: Add prices from passive and active tables to get total price.
--------------------------------------------------------------------------------------------------------

Services

  Function           Per hour
  ---------------------------
  RF Engineering         $140
  Test Development       $140
  Electrical Design      $125
  Mechanical Design      $125
  Technician(ICT, FCT    $ 75
  DFx Analysis           $100 (free for products being assembled by Flextronics)
  PCB Design             $110
  Program Management     $ 85
  Functional /ICT Test   $ 50
  Mechanical Assembly    $ 40

                        EXHIBIT C IS A NONBINDING SAMPLE
                        --------------------------------

                                    Exhibit D

                          Calculation of Product Price
                          ----------------------------

Examples of Quarterly Price Adjustment calculations under Section 12.3 Formula

       Adjusted Price = (Repricing BOM Value + Adjusted Overhead) x 100/95

-----------------------------------------------------------------------------------------------------------------
                    BOM           Labor Cost/Reduced     Non-Labor     Profit    Calculated    Price/Adjusted
               Value/Repricing       Labor Cost          Overhead      Factor      Price           Price
                 BOM Value                                             100/95
-----------------------------------------------------------------------------------------------------------------
Product A          $100                 $70                 $30                                    $200
Prior Quarter
-----------------------------------------------------------------------------------------------------------------
Product A           $97          $70-(.05 x $70)=$66.5      $30        1.0526     203.68           $200/1/
Quarterly
Price
Adjustment
-----------------------------------------------------------------------------------------------------------------
Product B          $150                $80                   45                                    $275
Prior Quarter
-----------------------------------------------------------------------------------------------------------------
Product B           130          $80-(.05 x 80)=$76          45        1.0526    $264.20         $264.20
Quarterly
Price
Adjustment
-----------------------------------------------------------------------------------------------------------------
Product C           $85                $65                  $20                                    $170
Prior Quarter
-----------------------------------------------------------------------------------------------------------------
Product C           $95/2/       $65-(.05 x 65)=$61.75      $20        1.0526    $186.05         $186.05
Quarterly
Price
Adjustment
-----------------------------------------------------------------------------------------------------------------

_______________
/1/ No price increase because of the provision of Section 12.3 that Product prices will not increase unless the result of a relevant increase in BOM value.

/2/BOM Value increase resulted from a documented increase in the market price of components.

                            CONFIDENTIAL TREATMENT


                                    Exhibit E
                                    ---------


                                   Repair Fee
                                   ----------

                            Repair Pricing Schedules
                            ------------------------

                     2/21/00 Fully Blended - US and Ireland
                     --------------------------------------

Family           Refurb Avg  Repair    Refb/Rep    Total Unit   Total Unit Total  Blended Unit     Mark-up       Repair
                  Std Hrs    Avg Std   Cost/Hour     Cost         Cost      Unit     Cost        SG&A/Profit   Unit Price
                               Hrs                 Rec/Hand      Refurb     Cost  Refurb/Repair
                                                                           Repair
--------------------------------------------------------------------------------------------------------------------------
   2 SERIES        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
   6 SERIES        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
   7 SERIES        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
   9 SERIES        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
 TOKEN RING        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
   ETHERNET        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
        ELS        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
       PIMS        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
      HSIMS        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
  MMAC LINE        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
  Stackable        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
Transceiver        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
       Yago        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
    Chassis        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]
    DIGITAL        [ * ]      [ * ]     [ * ]        [ * ]       [ * ]      [ * ]    [ * ]          [ * ]        [ * ]

[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                                   Exhibit F


                  Labor Overhead Operating Expense Categories
                  -------------------------------------------

Indirect Labor Payroll
Indirect Labor Overtime
Temporary Labor
Incentives & Awards
Other Fringe Benefits
Labor Fringe
Tuition Reimbursement
Employee Welfare
Training and Seminars
Recruiting
Travel
Customer Meals & Entertainment
Employee Meals
Auto Rental Expense
Employee Relocation
Rework Material
Equipment Leases
Facilities/Occupancy
Supplies
Repairs & Maintenance
Telephone/Communications
Safety Materials
Outside Services/Consult
Depreciation Equipment
Depr Exp-Furn & Fix
Depr Exp-Tooling
Donations
License Fees
Gain/Loss Euip Sale
Production/Support Consumables
Cabletron Products
Small Tools
Tooling Test Fix Charges
QTA Charges
Scrap

                                    Exhibit G


                   Calculation of Product Price Savings Rebate
                   -------------------------------------------

Determination of Product Price Savings Rebate for Second Rebate Period, where only Product A and

Product B are sold in that period:

                 Price Day Before Rebate Period    Price Q1 Rebate Period        Price Q2 Rebate Period
Product A            10                                   9                               8

Product B            5                                    4                               3


                 Quantity Delivered Q1 Rebate Period      Quantity Delivered Q2 Rebate Period

Product A            100                                                  200

Product B            200                                                  300


                 Total Value Delivered During Rebate Period

Product A        (100 * 9) + (200 * 8) = 2500

Product B        (200 * 4) + (300 * 3) = 1700


Total Value of All Products Delivered in Rebate Period: 2500 + 1700 = 4200


                  Total Value Delivered During Rebate Period at Price Day Before Rebate Period


Product A         (100 * 10) + (200 * 10) = 3000

Product B         (200 * 5)  + (300 * 5)  = 2500


Total Value of All Products Delivered in Rebate Period at Price Day Before Rebate Period:

3000 + 2500 = 5500

Rebate: .25 * (5500 - 4200) =$325.00